                         COLUMBIA ASSET ALLOCATION FUND
                         COLUMBIA LARGE CAP GROWTH FUND
                         COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA LARGE CAP CORE FUND
                       COLUMBIA INTERNATIONAL EQUITY FUND
                             COLUMBIA SMALL CAP FUND
                       COLUMBIA SMALL COMPANY EQUITY FUND
                          COLUMBIA DIVIDEND INCOME FUND
                        SERIES OF COLUMBIA FUNDS TRUST XI
                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2005

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Large Cap Core Fund, Columbia International Equity Fund, Columbia Small Cap Fund, Columbia Small Company Equity Fund and Columbia Dividend Income Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of a Fund dated February 1, 2005, as applicable. This SAI should be read together with a Prospectus of the Funds and the most recent Annual Report dated September 30, 2004. Investors may obtain a free copy of a Prospectus and the Annual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621, or by calling 1-800-426-3750. The Financial Statements and Report of Independent Registered Public Accounting Firm appearing in each Fund's September 30, 2004 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS

   Part 1                                                                   Page
   Definitions                                                           b
   Organization and History                                              b
   Investment Goal and Policies                                          b
   Fundamental and Non-Fundamental Investment Policies                   c
   Portfolio Turnover                                                    j
   Fund Charges and Expenses                                             j
   Custodian of the Funds                                               xx
   Independent Registered Public Accounting Firm of the Funds           xx

   Part 2
   Miscellaneous Investment Practices                                    1
   Taxes                                                                21
   Additional Tax Matters Concerning Trust Shares                       26
   Management of the Funds                                              28
   Determination of Net Asset Value                                     40
   How to Buy Shares                                                    42
   Special Purchase Programs/Investor Services                          45
   Programs for Reducing or Eliminating Sales Charges                   47
   How to Sell Shares                                                   49
   Distributions                                                        53
   How to Exchange Shares                                               54
   Suspension of Redemptions                                            54
   Shareholder Liability                                                54
   Shareholder Meetings                                                 54
   Appendix I                                                           56
   Appendix II                                                          61

                                        a

                                     PART 1
                         COLUMBIA ASSET ALLOCATION FUND
                         COLUMBIA LARGE CAP GROWTH FUND
                         COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA LARGE CAP CORE FUND
                       COLUMBIA INTERNATIONAL EQUITY FUND
                             COLUMBIA SMALL CAP FUND
                       COLUMBIA SMALL COMPANY EQUITY FUND
                          COLUMBIA DIVIDEND INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2005

DEFINITIONS

   "Asset Allocation Fund" or "Fund"           Columbia Asset Allocation Fund
   "Growth Fund" or "Fund"                     Columbia Large Cap Growth Fund
   "Value Fund" or "Fund"                      Columbia Disciplined Value Fund
   "Large Cap Fund" or "Fund"                  Columbia Large Cap Core Fund
   "International Fund" or "Fund"              Columbia International
                                               Equity Fund
   "Small Cap Fund" or "Fund"                  Columbia Small Cap Fund
   "Small Company Fund" or "Fund"              Columbia Small Company
                                               Equity Fund
   "Dividend Fund" or "Fund"                   Columbia Dividend Income Fund
   "Predecessor Fund" or "Predecessor Funds"   See below under "Organization
                                               and History"
   "Trust"                                     Columbia Funds Trust XI
   "Advisor"                                   Columbia Management Advisors,
                                               Inc., the Funds' investment
                                               advisor
   "CFD"                                       Columbia Funds Distributor,
                                               Inc., the Funds' distributor
   "CFS"                                       Columbia Funds Services, Inc.,
                                               the Funds' shareholder
                                               services and transfer agent

ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1987. Each Fund is an open-end, management investment company that represents the entire interest in a separate series of the Trust and is a diversified series of the Trust. Each Fund is the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of The Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") were reorganized as separate series of the Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds. (Prime A and B shares, Retail A and B shares and Trust Shares together are referred to herein as to the "Predecessor Classes"). Information provided with respect to each Fund for periods prior to such Fund's inception relates to the Fund's Predecessor Fund. Further, information provided with respect to each class of each Fund relates to the Predecessor classes of such class.


The Asset Allocation Fund commenced operations on December 30, 1991; the Growth Fund commenced operations on December 14, 1990; the Value Fund commenced operations on September 1, 1988; the International Fund commenced operations December 30, 1991; the Small Company Fund commenced operations on December 30, 1991; and the Dividend Fund commenced operations on March 4, 1998.

The Large Cap Fund and Small Cap Fund commenced operations on December 14, 1992, as separate portfolios (the "Predecessor Large Cap Fund" and "Predecessor Small Cap Fund," respectively, and collectively, the "Predecessor Shawmut Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to The Galaxy Fund's Trust Shares and Retail A Shares.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

                                        b

On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Investment Trust" to "Liberty Stein-Roe Investment Trust." On October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Investment Trust" to its current name.

On October 13, 2003, each of the Funds changed their names as follows:

Former Name:                                  Current Name:
LIBERTY ASSET ALLOCATION FUND                 COLUMBIA ASSET ALLOCATION FUND
LIBERTY EQUITY GROWTH FUND                    COLUMBIA LARGE CAP GROWTH FUND
LIBERTY EQUITY VALUE FUND                     COLUMBIA DISCIPLINED VALUE FUND
LIBERTY LARGE CAP CORE FUND                   COLUMBIA LARGE CAP CORE FUND
LIBERTY INTERNATIONAL EQUITY FUND             COLUMBIA INTERNATIONAL EQUITY FUND
LIBERTY SMALL CAP FUND                        COLUMBIA SMALL CAP FUND
LIBERTY SMALL COMPANY EQUITY FUND             COLUMBIA SMALL COMPANY EQUITY FUND
LIBERTY STRATEGIC EQUITY FUND                 COLUMBIA DIVIDEND INCOME FUND*

*On October 13, 2003, the Liberty Strategic Equity Fund changed its name to Columbia Strategic Equity Fund. On October 27, 2003, the Fund changed to its current name.

INVESTMENT GOAL AND POLICIES

Each Prospectus describes the investment goal and investment strategies and risks of each Fund to which it pertains. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains, among other things, additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

   Custody Receipts and Trust Certificates (the Asset Allocation Fund only) Short-Term Trading
   Small Companies (the Small Cap and Small Company Funds only)
   Common Stock, Preferred Stock and Warrants
   Foreign Securities
   Other Investment Companies
   Money Market Instruments
   Securities Loans
   Forward Commitments
      "When-Issued" Securities (the Large Cap Core, Dividend, International and
         Small Cap Funds only)
      "Delayed Delivery" Securities (the Large Cap Core, Dividend and Small Cap
         Funds only)
   Mortgage Dollar Rolls (the Asset Allocation Fund only)
   REITs
   Mortgage-Backed Securities (the Asset Allocation Fund only)
   Non-Agency Mortgage-Backed Securities (the Asset Allocation Fund only) Asset-Backed Securities (the Asset Allocation Fund only)
   Repurchase Agreements
   Reverse Repurchase Agreements
   Options on Securities
   Futures Contracts and Related Options
   Swap Agreements (Swaps, Caps, Collars and Floors)
   Foreign Currency Transactions
   Rule 144A Securities
   Variable and Floating Rate Obligations
   Convertible Securities
   Yankee Obligations
   American, European, Continental and Global Depositary Receipts
      (except that only the Large Cap Core, International, Small Cap and
         Dividend Funds may invest in GDRs)

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

                                        c

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Fundamental Investment Policies

In addition to each Fund's investment goal as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

Each of the Asset Allocation Fund, Large Cap Fund, Dividend Fund, Value Fund, Growth Fund, International Fund, Small Cap Fund and Small Company Fund may not:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act.

3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

4.   Make loans except to the extent permitted by the 1940 Act.

5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

7. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

With respect to Investment Limitation No. 1 above, the 1940 Act currently permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest). Mortgage dollar rolls and U.S. Treasury rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

With respect to Investment Limitation No. 2 above, the 1940 Act currently prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

With respect to Investment Limitation No. 4 above, the 1940 Act currently permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

Non-Fundamental Investment Policies

The following investment limitation with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

8. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

                                        d

The following investment limitations with respect to the Asset Allocation Fund, Dividend Fund, Value Fund, Growth Fund, International Fund and Small Company Fund may be changed by the Board of Trustees without shareholder approval:

9. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof except that (i) each of the Value Fund, Growth Fund, International Fund and Small Company Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options, and (ii) the Asset Allocation Fund and the Dividend Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges to the extent permitted by its investment objective and policies.

10. A Fund may not purchase securities of companies for the purpose of exercising control.

11. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, except that the Dividend Fund may, from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

The following investment limitation with respect to the Asset Allocation Fund, Dividend Fund, Value Fund, Growth Fund, International Fund and Small Company Fund may be changed by the Board of Trustees without shareholder approval:

12. A Fund may not invest more than 15% of its net assets in illiquid securities.

The following investment limitations with respect to the Large Cap Fund and Small Cap Fund may be changed by the Board of Trustees without shareholder approval:

13. The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

14. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

15. The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

16. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Advisor, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

17. Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

18. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

19. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

20. Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

21. Neither Fund may invest in companies for the purpose of exercising management or control.

22. Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

                                        e

With respect to Investment Limitation No. 11 above, the 1940 Act currently prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

Each of the Growth Fund and Small Company Fund may purchase put options and call options on securities and securities indices. Neither of these Funds may purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets.


Each of the Value Fund, Growth Fund, International Fund and Small Company Fund may engage in writing covered call options and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to such options written by these Funds may not exceed 25% of the value of such Fund's net assets.


The International Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges.

Each of the Asset Allocation Fund, Large Cap Fund, Dividend Fund and Small Cap Fund may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. These Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges. These Funds will not hedge more than 20% of their respective total assets (10% of net assets with respect to the Asset Allocation
Fund) by selling futures, buying puts, and writing calls under normal conditions. These Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund), and will not buy calls with a value exceeding 5% of their respective total assets. These Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets (10% of net assets with respect to the Asset Allocation
Fund). These Funds will not purchase put options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, these Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When one of these Funds enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. These Funds may not use stock index futures contracts and options for speculative purposes.

As a means of reducing fluctuations in the net asset value of shares of the Asset Allocation Fund, Large Cap Fund, Dividend Fund and Small Cap Fund, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates.

The Asset Allocation Fund, Large Cap Fund, Dividend Fund and Small Cap Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). Each of these Funds will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. Each of these Funds may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

None of the Asset Allocation Fund, Large Cap Fund, Dividend Fund and Small Cap Fund will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, these Funds will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, these Funds may not enter into stock index futures contracts and options to the extent that the value

                                        f
of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of (10% of net assets with respect to the Asset Allocation Fund) the Fund's total assets would be invested in premiums on open put option positions.

As one way of managing their exposure to different types of investments, the Asset Allocation Fund, Large Cap Fund, Dividend Fund and Small Cap Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors.


Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar. The Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies.


Each of the Asset Allocation Fund, Value Fund, Growth Fund, International Fund, Small Cap Fund and Small Company Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. The Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, each of the Large Cap Core Fund, Dividend Fund and Small Cap Fund may invest exclusively in one other investment company similar to the respective Fund.

All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund, Dividend Fund, Value Fund, Growth Fund and Small Company Equity Fund are rated investment grade by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB), or, if not rated, are determined to be of comparable quality by the Advisor. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

The International Fund may only purchase debt securities rated A or higher by Moody's or S&P, or if unrated, determined by the Advisor to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

The Large Cap Fund and Small Cap Fund may purchase convertible bonds rated Ba or higher by Moody's or BB or higher by S&P or Fitch at the time of investment. Short-term money market instruments purchased by the Large Cap Fund and Small Cap Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor may determine that it is appropriate for a Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

Loans of portfolio securities by the Funds will generally be short-term (except in the case of the Large Cap Fund and Small Cap Fund, which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

Each Fund will invest no more than 10% of its net assets in REITs.

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

                                        g

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

Asset Allocation Fund

The Asset Allocation Fund may invest up to 25% of its net assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (EDRs are also known as Continental Depositary Receipts ("CDRs")). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may also buy and sell options and futures contracts, utilize stock index futures contracts, options, swap agreements, indexed securities and options or futures contracts, purchase asset-backed and mortgage-backed securities and enter into foreign currency exchange contracts.

Growth Fund

Under normal circumstances, the Growth Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. Convertible securities purchased by the Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also invest in common stock warrants.

The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also purchase put options and call options and write covered call options. See "Options on Securities" in Part 2 of this SAI.

Value Fund

Under normal circumstances, the Value Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock, mainly those that the Advisor believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Convertible Securities" in Part 2 of this SAI.


The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also write covered call options. See "Options on Securities" in Part 2 of this SAI.






Large Cap Fund


Under normal market conditions, the Large Cap Fund will invest at least 80% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and Global Depositary Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice,

                                        h
the Fund will not invest in the securities of foreign issuers if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

International Fund

The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Convertible Securities" in Part 2 of this SAI. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below.

Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs, CDRs or GDRs as described under "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. Furthermore, the Fund may purchase and sell securities on a when-issued basis.

Small Cap Fund


Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. In addition to common stocks, the Small Cap Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.


The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on U.S. securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

Small Company Fund

In addition to common stocks, the Small Company Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Options on Securities" in
Part 2 of this SAI.

Dividend Fund


Under normal circumstances, the Dividend Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund may invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs, CDRs and GDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment goal. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.


For the Asset Allocation Fund, during the fiscal year ending September 30, 2004, the turnover decreased from 122% in the prior year to 75%. Part of the decrease was due to the restructuring of the Fund to a broadly diversified portfolio in the 2002-2003 fiscal year. We expect that prospectively turnover will generally range between 75% and 125%.

For the Growth Fund, during the fiscal year ending September 30, 2004, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to volatility in individual stocks and opportunities to take advantage of inefficiently priced stocks.

For the Value Fund, during the fiscal year ending September 30, 2004, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to increased opportunities in the equity market in 2004. We expect that prospectively turnover will generally range between 80% and 100%.

For the Large Cap Fund, during the fiscal year ending September 30, 2004, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to change in portfolio management. We expect that prospectively turnover will generally range between 50% and 80%.

For the International Equity Fund, during the fiscal year ending September 30, 2004, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to a significant reduction in the Fund's emerging market exposure. We expect that prospectively turnover will generally range between 80% and 120%.

For the Small Company Equity Fund, during the fiscal year ending September 30, 2004, the turnover decreased from 123% in the prior year to 54%. Part of the decrease was due to changes in portfolio managers. We expect that prospectively turnover will generally range between 90% and 120%.

FUND CHARGES AND EXPENSES

As of November 1, 2004, the Board of Trustees approved a management fee structure for the Funds, excluding the Small Cap Fund and Small Company Fund, as follows:


Fund                             Fee Rate       Asset Level
Columbia Large Cap Growth Fund     0.700%     < $500 million
                                   0.650%     $500 million to $1 billion
                                  0.600%     $1 billion to $1.5 billion
                                  0.550%     $1.5 billion to $3 billion
                                   0.530%     $3 billion to $6 billion
                                   0.510%          > $6 billion
Columbia Large Cap Core Fund       0.700%     < $500 million
                                 0.650%   $500 million to $1 billion
                                  0.600%   $1 billion to $1.5 billion
                                 0.550%     $1.5 billion to $3 billion
                                 0.530%     $3 billion to $6 billion
                                 0.510%          > $6 billion
Columbia Disciplined Value Fund    0.700%     < $500 million
                                  0.650%   $500 million to $1 billion
                                0.600%     $1 billion to $1.5 billion
                                 0.550%     $1.5 billion to $3 billion
                                 0.530%     $3 billion to $6 billion
                                 0.510%          > $6 billion
Columbia Dividend Income Fund      0.700%     < $500 million
                                  0.650%   $500 million to $1 billion
                                  0.600%    $1 billion to $1.5 billion
                                  0.550%     $1.5 billion to $3 billion
                                  0.530%     $3 billion to $6 billion
                                  0.510%          > $6 billion
Columbia Asset Allocation Fund     0.650%     < $500 million
                                   0.600%   $500 million to $1 billion
                                   0.550%     $1 billion to $1.5 billion
                                    0.500%     $1.5 billion to $3 billion
                                    0.480%     $3 billion to $6 billion
                                    0.460%          > $6 billion
Columbia International Equity Fund  0.803%   < $500 million
                                    0.753%     $500 million to $1 billion
                                    0.703%       $1 billion to $1.5 billion
                                    0.653%   $1.5 billion to $3 billion
                                    0.633%   $3 billion to $6 billion
                                    0.613%    > $6 billion


As of November 1, 2004, the International Fund had been advised by the Advisor that it intends to waive 0.160% across all asset levels of its advisory fees payable by the Fund.


                                        j

Prior to November 1, 2003, the Funds, other than the International Fund, had been advised by the Advisor that, effective August 1, 2001, it intended to waive advisory fees payable by the Funds so that advisory fees payable by the Funds were as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion.


As of November 1, 2003, the Advisor no longer waives its advisory fees payable to it by the Funds. For the International Fund, the Advisor had agreed to waive fees in the amount of 0.25% annually of the average daily net assets for one year from the date of acquisition of the Galaxy International Equity Fund.

Under each Fund's administration agreement, the Fund pays the Advisor a monthly fee at the annual rate of 0.067% of the average daily net assets of the Fund. Prior to November 26, 2002, the administration agreement was computed daily and paid monthly at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by Galaxy, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion.


The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the outsourcing agreement.

Under its pricing and bookkeeping agreement with the Funds, the Advisor receives from the Funds an annual fee based on the average daily net assets of each Fund as follows: $25,000 under $50 million; $35,000 of $50 million but less than $200 million; $50,000 of $200 million but less than $500 million; $85,000 of $500 million but less than $1 billion and $125,000 in excess of $1 billion. The annual fees for a Fund with more than 25% in non-domestic assets will be 150% of the annual fees described above. In addition to the above-referenced fees, each Fund pays an additional $10,000 per annum. Notwithstanding the above, for each of the Funds, the Advisor waives fees payable to it under the agreement by $500 per month.

Under the shareholders' servicing and transfer agency fee arrangement between CFS and the Funds, each Fund pays the following fees:

          An annual open account fee of $28 per open account plus a Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

     .    A new account set up charge of $5.00 per account; plus

     . An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 accounts or less of $11.00 per annum and each networked account in the amount of over $100,000 accounts of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

     . An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of 1over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus


     . The Fund's allocated share of CFS's out-of-pocket expenses reasonably incurred by CFS in performing its duties and responsibilities pursuant to this arrangement.


There is a minimum annual fee per Fund of $5,000.


PFPC Inc. ("PFPC"), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator (until July 2002) and transfer and dividend disbursing agent (until July 2002) for the Predecessor Funds. PFPC also provided pricing and bookkeeping services to the Predecessor Funds (until July
2002) and continued to provide certain of these pricing and bookkeeping services until November 2002. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.


                                        k

Recent Fees Paid to the Advisor, PFPC and Other Service Providers (dollars in thousands)


The following tables present recent fees paid to the Advisor, PFPC and other service providers by the Funds and the relevant Predecessor Funds.



                                                             Eleven months     Years ended
                                               Year ended        ended         October 31,
                                             September 30,   September 30,   ---------------
ASSET ALLOCATION FUND(a)                          2004          2003(b)       2002     2001
------------------------------------------   -------------   -------------   ------   ------
Advisory fee                                     $3,448          $3,366      $4,135   $5,223
Administration fee                                  308             301         362      460
Bookkeeping fee                                     149             138         115      126
Shareholder service and transfer agent fee          N/A           1,235       1,111    1,142
   Transfer Agent fee (A Shares)                      5             N/A         N/A      N/A
   Transfer Agent fee (B Shares)                      9             N/A         N/A      N/A
   Transfer Agent fee (C Shares)                      1             N/A         N/A      N/A
   Transfer Agent fee (G Shares)                    127             N/A         N/A      N/A
   Transfer Agent fee (T Shares)                    469             N/A         N/A      N/A
   Transfer Agent fee (Z Shares)                    509             N/A         N/A      N/A
   Service fee (A Shares)                             5               1           0        0
   Service fee (B Shares)                            10               2           1        1
   Service fee (C Shares)                             1              (c)        N/A      N/A
   Service fee (G Shares)                           150             180         277      301
   Service fee (T Shares)                           576             507         723       42
   Distribution fee (A Shares)                      N/A               0          (c)      (c)
   Distribution fee (B Shares)                       29               7           3        3
   Distribution fee (C Shares)                        3               1         N/A      N/A
   Distribution fee (G Shares)                      325             394         613      662
Fees and expenses waived or reimbursed by
   the Advisor                                      (12)            (36)        (33)     (18)
Fees waived by CFD (Class G)                          0               0         (23)      (7)
Fees waived by CFS                                  N/A               0         (20)     (26)



(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Class A shares, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Class B shares, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Class G shares and the Galaxy Asset Allocation Fund, Retail A shares were redesignated Class T shares. Class C shares were initially offered on November 18, 2002.
(b) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c)  Rounds to less than one.


                                        l

                                                             Eleven months      Years ended
                                              Year ended         ended          October 31,
                                             September 30,   September 30,   ----------------
GROWTH FUND(a)                                    2004          2003(b)       2002      2001
------------------------------------------   -------------   -------------   ------   -------
Advisory fee                                     $7,132         $6,438       $9,319   $11,772
Administration fee                                  657            575          816     1,047
Bookkeeping fee                                     112             87          132       140
Shareholder service and transfer agent fee          N/A          1,942          872     1,214
   Transfer Agent fee (A Shares)                      6            N/A          N/A       N/A
   Transfer Agent fee (B Shares)                      5            N/A          N/A       N/A
   Transfer Agent fee (C Shares)                      1            N/A          N/A       N/A
   Transfer Agent fee (G Shares)                    120            N/A          N/A       N/A
   Transfer Agent fee (T Shares)                    490            N/A          N/A       N/A
   Transfer Agent fee (Z Shares)                  1,302            N/A          N/A       N/A
   Service fee (A Shares)                             8              1            0         0
   Service fee (B Shares)                             6              1          684       930
   Service fee (C Shares)                             2            502          N/A       N/A
   Service fee (G Shares)                           160            166          252       319
   Service fee (T Shares)                           718            622            0         0
   Distribution fee (A Shares)                      N/A              0            1         2
   Distribution fee (B Shares)                       18              4            2         3
   Distribution fee (C Shares)                        5              2          N/A       N/A
   Distribution fee (G Shares)                      346            359          558       726
Fees and expenses waived or reimbursed by
   the Advisor                                      (21)          (200)        (541)     (160)
Fees waived by CFD (Class G)                        N/A              0          (26)      (10)
Fees waived by CFS                                  N/A              0          (90)      (47)



(a) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Class A shares., the Galaxy Equity Growth Fund, Prime B shares were redesignated Class B shares, the Galaxy Equity Growth Fund, Retail B shares were redesignated Class G shares and the Galaxy Equity Growth Fund, Retail A shares were redesignated Class T shares. Class C shares were initially offered on November 18, 2002.
(b) The Equity Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c)  Rounds to less than one.


                                        m

                                                             Eleven months      Years ended
                                               Year ended        ended          October 31,
                                             September 30,   September 30,   -----------------
VALUE FUND                                        2004          2003(a)       2002       2001
------------------------------------------   -------------   -------------   ------     ------
Advisory fee                                   $3,109          $2,267        $2,892     $2,974
Administration fee                                278             202           253        260
Bookkeeping fee                                    57              53            64         64
Shareholder service and transfer agent fee        N/A             675           481        586
   Transfer Agent fee (A Shares)                    3             N/A           N/A        N/A
   Transfer Agent fee (B Shares)                    2             N/A           N/A        N/A
   Transfer Agent fee (C Shares)                   (g)            N/A           N/A        N/A
   Transfer Agent fee (G Shares)                   21             N/A           N/A        N/A
   Transfer Agent fee (T Shares)                  252             N/A           N/A        N/A
   Transfer Agent fee (Z Shares)                  464             N/A           N/A        N/A
   Service fee (A Shares)                           4               1            (b)        (b)
   Service fee (B Shares)                           4              (g)           (c)        (c)
   Service fee (C Shares)                           1              (g)           (d)        (d)
   Service fee (G Shares)(e)                       29              41            71         80
   Service fee (T Shares)(f)                      409             329             0          0
   Distribution fee (B Shares)                     11               1            (c)        (c)
   Distribution fee (C Shares)                      2              (g)           (d)        (d)
   Distribution fee (G Shares)(e)                  62              89           160        188
Fees and expenses waived or reimbursed by
   the Advisor                                      0               0            (6)        (7)
Fees waived by CFD (Class G)                      N/A               0             0         (4)
Fees waived by CFS                                N/A             (59)            0         (8)


(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b)  Class A shares were initially offered on November 25, 2002.
(c)  Class B shares were initially offered on November 25, 2002.
(d)  Class C shares were initially offered on November 25, 2002.
(e) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Class G shares.
(f) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Class T shares.
(g)  Rounds to less than one.

                                        n

                                                             Eleven months      Years ended
                                               Year ended        ended          October 31,
                                             September 30,   September 30,   -----------------
LARGE CAP FUND(a)                                 2004          2003(b)       2002       2001
------------------------------------------   -------------   -------------   ------     ------
Advisory fee                                   $3,150           3,311        $5,470     $7,004
Advisory fee waiver                               N/A             N/A          (115)       (41)
Administration fee                                281             297           479        619
Bookkeeping fee                                    57             N/A           N/A        N/A
Shareholder service and transfer agent fee        N/A              13           667        634
   Transfer Agent fee (A Shares)                   20             N/A           N/A        N/A
   Transfer Agent fee (B Shares)                    7             N/A           N/A        N/A
   Transfer Agent fee (C Shares)                    1             N/A           N/A        N/A
   Transfer Agent fee (G Shares)                   66             N/A           N/A        N/A
   Transfer Agent fee (T Shares)                  424             N/A           N/A        N/A
   Transfer Agent fee (Z Shares)                  354             N/A           N/A        N/A
   Distribution fee (Class A )                    N/A             N/A            (c)        (c)
   Distribution fee (Class B)                      24               4             1          1
   Distribution fee (Class G)                     156             208           290        369
   Distribution fee (Class C)                       3               1           N/A        N/A
   Service fee (Class A)                           23             N/A           N/A        N/A
   Service fee (Class B)                            8               1            (c)        (c)
   Service fee (Class G)**                         71              95           130        168
   Service fee (Class C)**                          1              (c)          N/A        N/A
   Service fee (Class T)**                        575             484           N/A        N/A
Fees waived by CFS                                N/A               0             0        (29)
(Class A)                                          (c)            N/A           N/A        N/A
(Class B)                                          (c)            N/A           N/A        N/A
(Class C)                                         (cg)            N/A           N/A        N/A
(Class T)                                          (6)            N/A           N/A        N/A
(Class G)                                          (5)            N/A           N/A        N/A
(Class Z)                                          (6)            N/A           N/A        N/A



(a) On November 18, 2002, the Galaxy Large Cap Core Fund, Prime A shares were redesignated Class A shares, the Galaxy Large Cap Core Fund, Prime B shares were redesignated Class B shares, the Galaxy Large Cap Core Fund, Retail B shares were redesignated Class G shares and the Galaxy Large Cap Core Fund, Retail A shares were redesignated Class T shares. Class C shares were initially offered on November 18, 2002.
(b) The Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c)  Rounds to less than one.


                                        o

                                                             Eleven months      Years ended
                                               Year ended        ended          October 31,
                                             September 30,   September 30,   -----------------
INTERNATIONAL FUND(a)                             2004          2003(b)       2002       2001
------------------------------------------   -------------   -------------   ------     ------
Advisory fee                                   $4,215          $3,241        $4,760     $4,985
Advisory fee waiver                            (1,181)           (900)       (1,341)    (1,994)
Sub-advisory fee                                  N/A             N/A         1,551(c)   2,816(c)
Administration fee                                316             241          3523        524
Bookkeeping fee                                    83             N/A           N/A        N/A
Shareholder service fee                           N/A              (d)          152        175
   Transfer Agent fee (A Shares)                    1             N/A           N/A        N/A
   Transfer Agent fee (B Shares)                    1             N/A           N/A        N/A
   Transfer Agent fee (C Shares)                   (d)            N/A           N/A        N/A
   Transfer Agent fee (G Shares)                   12             N/A           N/A        N/A
   Transfer Agent fee (T Shares)                   71             N/A           N/A        N/A
   Transfer Agent fee (Z Shares)                  301             N/A           N/A        N/A
   Distribution fee (Class A)                     N/A             N/A            (d)        (d)
   Distribution fee (Class B)                       5              (d)            2          3
   Distribution fee (Class G)                      34              28            42         47
   Distribution fee (Class C)                       1              (d)          N/A        N/A
   Service Fee (Class A)                            2
   Service fee (Class B)                            2              (d)           (d)        (d)
   Service fee (Class C)                           (d)             (d)
   Service fee (Class T)                          134             108
   Service fee (Class G)                           16              13            19         16
Fees waived by CFD (Class G)                      N/A               0           (16)        (5)
Fees waived by CFS                                N/A             (50)          (70)       (39)
   (A Shares)                                      (d)            N/A           N/A        N/A
   (B Shares)                                      (d)            N/A           N/A        N/A
   (C Shares)                                      (d)            N/A           N/A        N/A
   (G Shares)                                      (4)            N/A           N/A        N/A
   (T Shares)                                     (17)            N/A           N/A        N/A
   (Z Shares)                                     (42)            N/A           N/A        N/A



(a) On November 18, 2002, the Galaxy International Equity Fund, Prime A shares were redesignated Class A shares, the Galaxy International Equity Fund, Prime B shares were redesignated Class B shares, the Galaxy International Equity Fund, Retail B shares were redesignated Class G shares and the Galaxy International Equity Fund, Retail A shares were redesignated Class T shares. Class C shares were initially offered on November 18, 2002.
(b) The International Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) Oechsle International Advisors, LLC ("Oechsle"), a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02110, served as the sub-advisor to the International Fund until August 10, 2002. For the services provided and the expenses assumed pursuant to the sub-advisory agreement between the Advisor and Oechsle, the Advisor paid a fee to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the International Fund's average daily net assets, plus 0.35% of average daily net assets in excess of $50 million. The member manager of Oechsle is Oechsle Group, LLC. At the time, the former FleetBoston Financial Corporation owned approximately a 35% non-voting interest in Oechsle.
(d)  Rounds to less than one.


                                        p

                                                             Eleven months      Years ended
                                               Year ended        ended          October 31,
                                             September 30,   September 30,   -----------------
SMALL CAP FUND                                    2004          2003(a)       2002       2001
------------------------------------------   -------------   -------------   ------     ------
Advisory fee                                    $10,191         $5,236       $4,741     $3,725
Administration fee                                  970            468          415        328
Bookkeeping fee                                     139             87          105         88
Shareholder service and transfer agent fee          N/A            731          316        276
   Transfer Agent fee (A Shares)                    163            N/A          N/A        N/A
   Transfer Agent fee (B Shares)                     32            N/A          N/A        N/A
   Transfer Agent fee (C Shares)                     50            N/A          N/A        N/A
   Transfer Agent fee (G Shares)                     12            N/A          N/A        N/A
   Transfer Agent fee (T Shares)                    148            N/A          N/A        N/A
   Transfer Agent fee (Z Shares)                    937            N/A          N/A        N/A
   Service fee (A shares)(b)                        427             38            0          0
   Service fee (B shares)(c)                         82              8           (g)        (g)
   Service fee (C shares)                           130              6           (d)        (d)
   Service fee (G shares)(e)                         34             26           24         11
   Service fee (T shares)(f)                        453            319
   Distribution fee (A Shares)(b)                   N/A              0           (g)        (g)
   Distribution fee (B Shares)(c)                   247             23            2          2
   Distribution fee (C shares)                      390             19           (d)        (d)
   Distribution fee (G Shares)(e)                    73             57           54         25
Fees and expenses waived or reimbursed by
   the Advisor                                      (29)          (121)         (66)       (13)


(a) The Small Cap Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Class A shares.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Class B shares.
(d)  Class C shares were initially offered on November 18, 2002.
(e) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Class G shares.
(f) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Class T shares.
(g)  Rounds to less than one.

                                        q

                                                               Eleven months     Years ended
                                                 Year ended        ended         October 31,
                                               September 30,   September 30,   ---------------
SMALL COMPANY FUND                                 2004           2003(a)       2002     2001
--------------------------------------------   -------------   -------------   ------   ------
Advisory fee                                       $3,023          $2,185      $2,956   $3,665
Administration fee                                    270             195         257      323
Bookkeeping fee                                        59              54          70       88
Shareholder service and transfer agent fee            N/A             789         201      259
   Transfer Agent fee (A Shares)                        3             N/A         N/A      N/A
   Transfer Agent fee (B Shares)                        2             N/A         N/A      N/A
   Transfer Agent fee (C Shares)                        1             N/A         N/A      N/A
   Transfer Agent fee (G Shares)                       19             N/A         N/A      N/A
   Transfer Agent fee (T Shares)                      174             N/A         N/A      N/A
   Transfer Agent fee (Z Shares)                      616             N/A         N/A      N/A

   Service fee (A shares)(b)                            4              (c)         (d)      (d)
   Service fee (B shares)(f)                            3              (c)         (e)      (e)
   Service fee (C shares)(g)                            1              (c)          0        0
   Service fee (G shares)(h)                           18              22          41       51
   Service fee (T shares)(i)                          221             156           0        0

   Distribution fee (B shares)(f)                       8              (c)         (e)      (e)
   Distribution fee (C shares)(g)                       3              (c)          0        0
   Distribution fee (G shares)(h)                      39              48          91      113
Fees and expenses waived or reimbursed
   by the Advisor                                     N/A               0         (58)      (7)
Fees waived by CFD (G shares)                         N/A               0          (3)       0
Fees waived by CFS                                    N/A             (26)        (22)       0
(Class A)                                              (c)            N/A         N/A      N/A
(Class B)                                              (c)            N/A         N/A      N/A
(Class C)                                              (c)            N/A         N/A      N/A
(Class T)                                             (14)            N/A         N/A      N/A
(Class G)                                              (c)            N/A         N/A      N/A
(Class Z)                                             (22)            N/A         N/A      N/A


(a) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime A shares were redesignated Class A shares.
(c)  Rounds to less than one.
(d)  Prime A shares were not offered during the period.
(e)  Prime B shares were not offered during the period.
(f) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime B shares were redesignated Class B shares.
(g)  Class C shares were initially offered on November 18, 2002.
(h) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Class G shares.
(i) On November 18, 2002, the Galaxy Small Company Equity Fund l Retail A shares were redesignated Class T shares.

                                        r

                                                               Eleven months    Years ended
                                                 Year ended        ended        October 31,
                                               September 30,   September 30,   -------------
DIVIDEND FUND                                      2004           2003(a)       2002    2001
--------------------------------------------   -------------   -------------   -----   -----
Advisory fee                                       $1,489          $1,227      $ 381   $ 643
Advisory fee waiver                                   (59)             (4)      (102)   (234)
Bookkeeping Fee                                        48              41         40       0
Administration fee                                    133             109         33      77
Shareholder service and transfer agent fee            N/A             N/A         24      20
   Transfer Agent fee (A Shares)                        8             N/A        N/A     N/A
   Transfer Agent fee (B Shares)                       10             N/A        N/A     N/A
   Transfer Agent fee (C Shares)                        2             N/A        N/A     N/A
   Transfer Agent fee (G Shares)                       21             N/A        N/A     N/A
   Transfer Agent fee (T Shares)                      237             N/A        N/A     N/A
   Transfer Agent fee (Z Shares)                      152             N/A        N/A     N/A

   Distribution fee (Class A Shares)                  N/A               0         (d)     (d)
   Distribution fee (Class B Shares)                   36               2         (d)     (d)
   Distribution fee (Class C Shares)                    8              (e)        (d)     (d)
   Distribution fee (Class G Shares)(c)                52              61         16      12
   Service Fee (Class A)                               10
   Service fee (Class B Shares)                        12              (e)        (d)     (d)
   Service fee (Class C Shares)                         3              (e)        (d)     (d)
   Service fee (Class T Shares)(b)                    306             246        N/A     N/A
   Service fee (Class G Shares) (c)                    24              28          7       5
Fees waived by CFD (G Shares)                          (e)              0         (e)     (e)
Fees waived by CFS                                    N/A              (e)        (4)     (6)
   (Class A)                                           (e)            N/A        N/A     N/A
   (Class B)                                           (e)            N/A        N/A     N/A
   (Class C)                                           (e)            N/A        N/A     N/A
   (Class T)                                          (12)            N/A        N/A     N/A
   (Class G)                                           (e)            N/A        N/A     N/A
   (Class Z)                                          (11)            N/A        N/A     N/A


(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On November 25, 2002, the Fund's Retail A shares were redesignated Class T shares.
(c) On November 25, 2002, the Fund's Retail B shares were redesignated Class G shares.
(d)  Classes A, B and C shares were initially offered on November 25, 2002.
(e)  Rounds to less than one.

                                        s

Fleet Bank, an affiliate of the former FleetBoston Financial Corporation, was paid a fee for Sub-Account Services performed with respect to Trust Shares of the Predecessor Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank was paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2002, Fleet Bank received $2,555,258 for Sub-Account Services. PFPC bore this expense directly, and shareholders of Trust Shares of the Predecessor Funds bore this expense indirectly through fees paid to PFPC for transfer agency services.


Brokerage Commissions (dollars in thousands)


For the fiscal year ended September 30, 2004, the eleven months ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001, the Funds paid brokerage commissions as shown in the tables below. During the fiscal year ended September 30, 2004, certain Funds effected a portion of their portfolio transactions through Fleet Securities, Inc. and Banc of America Securities. During the eleven months ended September 30, 2003 and the fiscal years ended October 31, 2002, and 2001, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of the former Fleet Securities, Inc., which was an affiliate of the Advisor, and Robertson Stephens Inc. ("Robertson Stephens"), which also was an affiliate of the Advisor.

The table below discloses (1) the aggregate amount of commissions paid to Fleet Securities, Inc. and Banc of America Securities by the Funds during the fiscal year ended September 30, 2004

(2) the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the eleven months ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001, (3) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended September 30, 2004 that was paid to Fleet Securities, Inc. and Banc of America Securities; (4) the percentage of each Fund's aggregate brokerage commissions for the eleven months ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001, that was paid to Quick & Reilly and Robertson Stephens, (5) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Fleet Securities, Inc. and Banc of America Securities during the fiscal year ended September 30, 2004 and (6) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly and Robertson Stephens during the eleven months ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001.

In addition, the table below discloses the soft dollar commissions paid by the Funds during the fiscal year ended September 30, 2004, the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002 and 2001.



                                                                  Eleven months     Years ended
                                                    Year ended        ended         October 31,
                                                  September 30,   September 30,   --------------
ASSET ALLOCATION FUND                                  2004          2003(a)       2002    2001
-----------------------------------------------   -------------   -------------   -----   ------
Total commissions                                    $547         $1,013      $ 438   $  149
Soft dollar commissions                                67             18        100        6
Aggregate commissions to Quick & Reilly and
   Robertson Stephens                                      (b)             0          0       69
% of aggregate commissions to Quick & Reilly
   and Robertson Stephens                                  (b)          0.00%      0.00%   46.55%
% of aggregate commission transactions effected
   through Quick & Reilly and Robertson Stephens           (b)          0.00%      0.00%   54.72%
% of aggregate commissions to Banc of America
   Securities                                            0.22%            (b)        (b)      (b)
% of aggregate commissions transactions
   effected through Banc of America Securities           0.24%            (b)        (b)      (b)


(a) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.


(b) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.



                                                                  Eleven months     Years ended
                                                    Year ended        ended         October 31,
                                                  September 30,   September 30,   ---------------
GROWTH FUND                                            2004          2003(a)       2002     2001
-----------------------------------------------   -------------   -------------   ------   ------
Total commissions                                      3,739           $902       $1,925   $1,817
Soft dollar commissions                              615             73          123      182


                                        t

Aggregate commissions to Quick & Reilly and
   Robertson Stephens                                      (b)            0            0       37
% of aggregate commissions to Quick & Reilly
   and Robertson Stephens                                  (b)         0.00%        0.00%    2.02%
% of aggregate commission transactions
   effected through Quick & Reilly and
   Robertson Stephens                                      (b)         0.00%        0.00%    2.15%
% of aggregate commissions to Fleet
   Securities, Inc.                                      0.00%           (b)          (b)      (b)
% of aggregate commissions transactions
   effected through Fleet Securities, Inc.               0.00%           (b)          (b)      (b)
% of aggregate commissions to Banc of
   America Securities                                    0.14%           (b)          (b)      (b)
% of aggregate commissions transactions
   effected through Banc of America
   Securities                                            0.25%           (b)          (b)      (b)


(a) The Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.


(b) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.



                                                                  Eleven months     Years ended
                                                    Year ended        ended         October 31,
                                                  September 30,   September 30,   ---------------
VALUE FUND                                             2004          2003(a)       2002     2001
------------------------------------------------  -------------   -------------   ------   ------
Total commissions                                    $516         $  264      $1,515   $1,432
Soft dollar commissions                              $16             20         405      195
Aggregate commissions to Quick & Reilly and
   Robertson Stephens                                      (b)             0           0      700
% of aggregate commissions to Quick & Reilly
   and Robertson Stephens                                  (b)          0.00%       0.00%   48.90%
% of aggregate commission transactions
   effected through Quick & Reilly and
   Robertson Stephens                                      (b)          0.00%       0.00%   62.41%
Aggregate commissions to Fleet Securities, Inc.      $  5,964             19         N/A      N/A
% of aggregate commissions to Fleet Securities,
   Inc.                                                  1.83%          7.26%        N/A      N/A
% of aggregate commission transactions effected
   through Fleet Securities, Inc.                        0.61%         13.67%        N/A      N/A
Aggregate commissions to Banc of America
   Securities.                                              0             19         N/A      N/A
% of aggregate commissions to Banc of America
   Securities                                            0.14%            (b)         (b)      (b)
% of aggregate commissions transactions
   effected through Banc of America Securities           0.25%            (b)         (b)      (b)


(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.


(b) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.



                                                                  Eleven months     Years ended
                                                    Year ended        ended         October 31,
                                                  September 30,   September 30,   ---------------
LARGE CAP FUND                                         2004          2003(a)       2002     2001
------------------------------------------------  -------------   -------------   ------   ------
Total commissions                                    $1,057          $ 948       $ 609    $  749
Soft dollar commissions                              $127            105          25        96
Aggregate commissions to Quick & Reilly and
   Robertson Stephens                                     (b)             0           0       102
% of aggregate commissions to Quick & Reilly
   and Robertson Stephens                                 (b)             0%       0.00%    13.66%
% of aggregate commission transactions effected
   through Quick & Reilly and Robertson
   Stephens                                               (b)             0%       0.00%    22.14%
Aggregate commissions to Fleet Securities            $     0          $ 281          (b)       (b)
% of aggregate commissions to Fleet Securities             0%          6.38%         (b)       (b)
% of aggregate commissions transactions
   effected through Fleet Securities, Inc.                 0%             0%         (b)       (b)


                                        u

Aggregate commissions to Banc of America
   Securities                                        $     0             (b)         (b)       (b)
% of aggregate commissions to Banc of America
   Securities                                              0%            (b)         (b)       (b)
% of aggregate commissions transactions
   effected through Banc of America Securities             0%            (b)         (b)       (b)


(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.


(b) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

                                                                  Eleven months    Years ended
                                                    Year ended        ended        October 31,
                                                  September 30,   September 30,   -------------
INTERNATIONAL FUND                                     2004          2003(a)      2002    2001
------------------------------------------------  -------------   -------------   ----   ------
Total commissions                                     $2,201         $1,579       $0    $1,516
Soft dollar commissions                                259            267        0        17


(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.





                                                                  Eleven months     Years ended
                                                    Year ended        ended         October 31,
                                                  September 30,   September 30,   --------------
SMALL CAP FUND                                         2004          2003(a)       2002     2001
------------------------------------------------  -------------   -------------   ------   -----
Total commissions                                     $2,514          $1,247      $1,209   $ 740
Soft dollar commissions                               $ 46               0           0      39
Aggregate commissions to Quick & Reilly and
   Robertson Stephens                                     (b)              0           0      18
% of aggregate commissions to Quick & Reilly
   and Robertson Stephens                                 (b)           0.00%       0.00%   2.46%
% of aggregate commission transactions effected
   through Quick & Reilly and Robertson
   Stephens                                               (b)           0.00%       0.00%   2.06%


(a) The Small Cap Fund changed its fiscal year end from October 31 to September 30 in 2003.


(b) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.



                                                                  Eleven months     Years ended
                                                    Year ended        ended         October 31,
                                                  September 30,   September 30,   --------------
SMALL COMPANY FUND                                     2004          2003(a)       2002     2001
------------------------------------------------  -------------   -------------   ------   -----
Total commissions                                    $ 1,058          $2,550      $1,839   $ 956
Soft dollar commissions                              72               5          12      71
Aggregate commissions to Quick & Reilly and
   Robertson Stephens                                     (b)              0           0       0
% of aggregate commissions to Quick & Reilly
   and Robertson Stephens                                 (b)           0.00%       0.00%   0.00%
% of aggregate commission transactions effected
   through Quick & Reilly and Robertson
   Stephens                                               (b)           0.00%       0.00%   0.00%


(a) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.


(b) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.


                                        w

                                                                  Eleven months    Years ended
                                                    Year ended        ended        October 31,
                                                  September 30,   September 30,   -------------
DIVIDEND FUND                                          2004          2003(a)       2002    2001
------------------------------------------------  -------------   -------------   -----   -----
Total commissions                                    $   158         $76      $ 224   $ 362
Soft dollar commissions                              $24             1          2      24
Aggregate commissions to Quick & Reilly and
   Robertson Stephens                                     (b)              0          0       7
% of aggregate commissions to Quick & Reilly
   and Robertson Stephens                                 (b)              0%      0.00%   0.51%
% of aggregate commission transactions effected
   through Quick & Reilly and Robertson
   Stephens                                               (b)              0%      0.00%   1.94%
Aggregate commissions to Fleet Securities            $     0              21        N/A     N/A
% of aggregate commissions to Fleet Securities             0%           0.29%       N/A     N/A



(a)  Quick & Reilly and Robertson Stephens are no longer used for transactions.

(b) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.


The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At September 30, 2004, the Funds held securities of their regular brokers or dealers as set forth below:

Asset Allocation Fund


Broker/Dealer                     Value
-------------                     -----
CITICORP/CITIGROUP             $6,799,027
GOLDMAN SACHS GROUP            $3,669,612
JP MORGAN CHASE                $2,537,674
MORGAN STANLEY/DEAN WITTER     $1,427,147
WACHOVIA CORP                  $1,143,186
CREDIT SUISSE GROUP/CSFB USA   $  945,594
MERRILL LYNCH & CO INC         $  894,960
STATE STREET CORP              $  581,240
MARSH & MCLENNAN CO INC        $  481,532
AXA                            $  251,660


Value Fund

Broker/Dealer              Value
-------------              -----
J P MORGAN CHASE & CO   $17,985,771
CITIGROUP INC           $17,034,732
WACHOVIA CORP           $15,394,905
STATE STREET CORP       $ 2,071,435

Dividend Fund

Broker/Dealer                Value
-------------                -----
CITIGROUP INC             $7,941,600
JP MORGAN CHASE & CO      $4,767,600
WACHOVIA CORP             $2,441,400
MARSH & MCLENNAN CO INC   $2,059,200
EATON VANCE CORP          $1,050,140
FEDERATED INVESTOR INC    $  910,080

Large Cap Fund

Broker/Dealer               Value
-------------               -----
CITIGROUP INC            $7,482,752
WACHOVIA CORP            $7,375,845
JP MORGAN CHASE & CO     $3,861,756
GOLDMAN SACHS            $3,832,164
MERRILL LYNCH & CO INC   $3,788,664
E*TRADE GROUP INC        $2,914,384

Growth Fund

Broker/Dealer                Value
-------------                -----
MERRILL LYNCH & CO INC    $8,944,628
CITIGROUP INC             $8,660,756
GOLDMAN SACHS GROUP INC   $6,815,844

Small Company Fund


Broker/Dealer                    Value
-------------                    -----
JEFFERIES GROUP, INC.         $4,422,501
GREENHILL & CO. INC.          $2,874,480
NATIONAL FINANCIAL PARTNERS   $2,143,222


Trustees and Trustees' Fees

Fund Complex consists of the following funds:


The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end or interval management investment company portfolios (the "Liberty Funds").


The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust and 3 closed-end management investment company portfolios (the "Stein Roe Funds").

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").

                                        y

The series of The Galaxy Funds (the "Galaxy Funds").

The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Fund Complex advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended September 30, 2004 and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

The Advisor or its affiliates pay the compensation of all the officers of the Funds in the Columbia Funds Complex, including Trustees who are affiliated with the Advisor. For the fiscal year ended September 30, 2004, and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:


                                                 Aggregate             Aggregate             Aggregate            Aggregate
                            Pension or       Compensation from        Compensation          Compensation         Compensation
                            Retirement     the Asset Allocation     from the Growth        from the Value        from the Large
                             Benefits       Fund for the Fiscal   Fund for the Fiscal   Fund for the Fiscal    Cap Fund for the
                         Accrued as part        Year Ended             Year Ended            Year Ended       Fiscal Year Ended
                             of Fund           September 30,         September 30,         September 30,        September 30,
Trustee(a)                 Expenses(b)            2004(b)               2004(b)                2004(b)              2004(b)
----------------------   ---------------   --------------------   -------------------   -------------------   -----------------
Douglas A. Hacker              N/A                $1,332                 $2,243                $1,458               $1,392
Janet Langford Kelly           N/A                 1,346                  2,274                 1,483                1,409
Richard W. Lowry               N/A                 1,230                  2,051                 1,394                1,303
William E. Mayer               N/A                 1,356                  2,272                 1,515                1,431
Charles R. Nelson              N/A                 1,344                  2,267                 1,484                1,281
John J. Neuhauser              N/A                 1,316                  2,211                 1,450                1,383
Patrick J. Simpson             N/A                 1,103                  1,922                 1,073                1,144
Thomas E. Stitzel              N/A                 1,364                  2,293                 1,517                1,448
Thomas C. Theobald (d)         N/A                 1,612                  2,731                 1,717                1,658
Anne-Lee Verville (e)          N/A                 1,533                  2,575                 1,705                1,614
Richard L. Woolworth           N/A                 1,109                  1,924                 1,088                1,163



                                                                                Aggregate
                                Aggregate               Aggregate           Compensation from
                            Compensation from      Compensation from the    the Small Company      Aggregate Compensation
                         the International Fund   Small Cap Fund for the   Fund for the Fiscal   from the Dividend Fund for
                           for the Fiscal Year       Fiscal Year Ended         Year  Ended          the Fiscal Year Ended
                           Ended September 30,         September 30,           September 30,             September 30,
Trustee(a)                       2004(b)                  2004(b)                2004(b)                   2004(b)
----------------------   ----------------------   ----------------------   -------------------   --------------------------
Douglas A. Hacker                $1,728                   $2,562                  $1,304                   $1,013
Janet Langford Kelly              1,763                    2,676                   1,326                    1,027
Richard W. Lowry                  1,646                    2,341                   1,232                      965
William E. Mayer                  1,807                    2,605                   1,344                    1,055
Charles R. Nelson                 1,774                    2,653                   1,323                    1,032
John J. Neuhauser                 1,736                    2,521                   1,291                    1,014
Patrick J. Simpson                1,477                    2,188                     979                      823
Thomas E. Stitzel                 1,860                    2,646                   1,341                    1,074
Thomas C. Theobald (d)            1,996                    3,077                   1,562                    1,180
Anne-Lee Verville (e)             2,031                    2,966                   1,516                    1,185
Richard L. Woolworth              1,532                    2,145                     982                      849


                                        z

                            Total Compensation from the Columbia
                         Funds Complex Paid to the Trustees for the
                                     Calendar Year Ended
Trustee(a)                          December 31, 2004(b)
----------------------   ------------------------------------------
Douglas A. Hacker                          135,000
Janet Langford Kelly                       148,500
Richard W. Lowry                           150,700
William E. Mayer                            66,700
Charles R. Nelson                          141,500
John J. Neuhauser                          158,284
Patrick J. Simpson(c)                      129,000
Thomas E. Stitzel                          149,000
Thomas C. Theobald (d)                     172,500
Anne-Lee Verville (e)                      157,000
Richard L. Woolworth                       131,000



(a) As of December 31, 2004, the Fund Complex consisted of 127 open-end and 12 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.


(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.


(c) During the fiscal year ended September 30, 2004, Mr. Simpson deferred $1,103, $1,922, $1,073, $1,144, $1,477, $2,188, $979, $823 from the Asset
     Allocation, Growth, Value, Large Cap, International, Small Cap and Small Company Funds, respectively, and in the calendar year ended December 31, 2004 $129,000 of his total compensation from the Fund Complex, pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.

(d) During the fiscal year ended September 30, 2004, Mr. Theobald deferred $824, $1,377, $921, $812, $834, $1,566, $872, $542 from the Asset
     Allocation, Growth, Value, Large Cap, International, Small Cap and Small Company Funds, respectively, and in the calendar year ended December 31, 2004 $90,000 of his total compensation from the Fund Complex, pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.

(e) During the fiscal year ended September 30, 2004, Ms. Verville deferred $555, $889, $716, $567, $594, $1,035, $654, $398 from the Asset Allocation,
     Growth, Value, Large Cap, International, Small Cap and Small Company Funds, respectively, and in the calendar year ended December 31, 2004 $55,000 of her total compensation from the Fund Complex, pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.


Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Fund. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. Prior to October 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and aa
reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the period October 1, 2003 through September 30, 2004, the Audit Committee convened eleven times.


Governance Committee


Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the period October 1, 2003 through September 30, 2004, the Governance Committee convened four times.


Advisory Fees & Expenses Committee


Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald were members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the period October 1, 2003 through September 30, 2004, the Advisory Fees & Expenses Committee convened seven times.


Compliance Committee


Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended September 30, 2004, the Compliance Committee convened five times.


Investment Oversight Committees


Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Complex in which they review:


     IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing Funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

     IOC #2: Messrs. Hacker and Ms. Verville are responsible for reviewing Funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector and Fixed Income - Core and Young Investor.

     IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing Funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

     IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing Funds in the following asset categories:
               Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity, Taxable Fixed Income.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in each Fund and (ii) in the Funds in the Columbia Funds Complex.

                                       bb

                          Dollar Range of Equity    Dollar Range of Equity    Dollar Range of Equity   Dollar Range of Equity
                         Securities Owned in the   Securities Owned in the   Securities Owned in the   Securities Owned in the
Name of Trustee           Asset Allocation Fund         Growth Fund                Value Fund             Large Cap Fund
----------------------   -----------------------   -----------------------   -----------------------   -----------------------
Disinterested Trustees
Douglas A. Hacker                   $0                        $0                       $0                         $0
Janet Langford Kelly                $0                        $0                       $0                         $0
Richard W. Lowry                    $0                        $0                       $0                         $0
Charles R. Nelson            $50,001-$100,000                 $0                       $0                         $0
John J. Neuhauser                   $0                        $0                       $0                         $0
Patrick J. Simpson                  $0                        $0                       $0                         $0
Thomas E. Stitzel                   $0                        $0                       $0                         $0
Thomas C. Theobald                  $0                        $0                $10,001 - $50,000                 $0
Anne-Lee Verville                   $0                        $0                       $0                         $0
Richard L. Woolworth                $0                        $0                       $0                         $0

Interested Trustees
William E. Mayer                    $0                        $0                       $0                         $0



                          Dollar Range of Equity    Dollar Range of Equity    Dollar Range of Equity    Dollar Range of Equity
                         Securities Owned in the   Securities Owned in the   Securities Owned in the   Securities Owned in the
Name of Trustee             International Fund           Small Cap Fund         Small Company Fund          Dividend Fund
----------------------   -----------------------   -----------------------   -----------------------   -----------------------
Disinterested Trustees
Douglas A. Hacker                   $0                        $0                        $0                        $0
Janet Langford Kelly                $0                        $0                        $0                        $0
Richard W. Lowry                    $0                        $0                        $0                        $0
Charles R. Nelson                   $0                        $0                        $0                        $0
John J. Neuhauser                   $0                        $0                        $0                        $0
Patrick J. Simpson                  $0                        $0                        $0                        $0
Thomas E. Stitzel                   $0                        $0                        $0                        $0
Thomas C. Theobald                  $0                        $0                        $0                        $0
Anne-Lee Verville                   $0                        $0                        $0                        $0
Richard L. Woolworth                $0                        $0                        $0                        $0

Interested Trustees
William E. Mayer                    $0                        $0                        $0                        $0


                                       cc
                                       dd

                         Aggregate Dollar Range of Equity Securities
                          Owned in All Funds Overseen by Trustee in
Name of Trustee                     Columbia Funds Complex
---------------          -------------------------------------------
Disinterested Trustees
Douglas A. Hacker                       Over $100,000
Janet Langford Kelly                    Over $100,000
Richard W. Lowry                        Over $100,000
Charles R. Nelson                       Over $100,000
John J. Neuhauser                       Over $100,000
Patrick J. Simpson                      Over $100,000
Thomas E. Stitzel                       Over $100,000
Thomas C. Theobald                      Over $100,000
Anne-Lee Verville                             $0
Richard L. Woolworth                    Over $100,000
Interested Trustees
William E. Mayer                      $50,001 - $100,000


Ownership of the Funds

As of record on December 31, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Funds.

As of record on December 31, 2004, the following shareholders of record owned 5% or more of the shares of the classes of the Funds noted below:


COLUMBIA ASSET ALLOCATION FUND           Class Z Shares



                                                             Percent of
Shareholder (name and address)            Share Balance   Class Total (%)
------------------------------           --------------   ---------------
GALES & CO                                 734,766.5560         6.16
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

GALES & CO                               1,074,654.5980         9.00
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

                                         Class C Shares

CITIGROUP GLOBAL MARKETS, INC.               2,366.7790         6.91
HOUSE ACCOUNT
00109801250
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

AMERICAN ENTERPRISE INVESTMENT SVCS          3,237.1340         9.45
FBO 311567481
PO BOX 9446
MINNEAPOLIS MN 55440-9446


                                       ee

AMERICAN ENTERPRISE INVESTMENT SVCS          2,291.6150         6.69
FBO 207118261
PO BOX 9446
MINNEAPOLIS MN 55440-9446



COLUMBIA DISCIPLINED VALUE FUND          Class A Shares



                                                             Percent of
Shareholder (name and address)            Share Balance   Class Total (%)
------------------------------           --------------   ---------------
COLUMBIA MANAGEMENT ADVISORS INC            12,087.2460         5.63
NOMINEE FOR VARIOUS COLUMBIA FUNDS
ATTN JANE HOWARD FBO J SEED
245 SUMMER ST FL 3
BOSTON MA 02210-1129

PERSHING LLC                                39,194.3650        18.26
P.O. BOX 2052
JERSEY CITY NJ 07303-2052

                                         Class Z Shares

GALES & CO                               5,283,225.4670        24.60
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

GALES & CO                               9,162,023.5090        42.67
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

GALES & CO                               3,139,981.8970        14.62
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

                                         Class C Shares

NFSC FEBO # W79-804878                       2,711.8030         9.80
NFS/FMTC R/O IRA
FBO JOHN BOLES
C/O LORETTA JACOB S
603 W OJAI AVE
OJAI CA 93023-3732

MERRILL LYNCH PIERCE FENNER & SMITH          7,382.5220        26.68
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484


                                       ff

FIRST CLEARING LLC                            2,424.8910         8.76
A/C 5595-8104
JOHN B MERCALDO IRA
FCC AS CUSTODIAN
20 SLEEPY HOLLOW DRIVE
MONROE CT 06468-1652



COLUMBIA INTERNATIONAL EQUITY FUND        Class A Shares



                                                             Percent of
Shareholder (name and address)            Share Balance    Class Total (%)
------------------------------           ---------------   ---------------
UBS FINANCIAL SERVICES INC. FBO               6,359.7170         8.82
MICHAEL PAPPAS
GRACE PAPPAS JTWROS
35 MEADOW LN
MANCHESTER CT 06040-5545

F JAMES SHURTLEFF                            16,140.4270        22.37
PO BOX 149
OGDENSBURG NY 13669-0149

                                          Class Z Shares

GALES & CO                                9,102,232.7730        27.91
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

GALES & CO                                3,391,487.7170        10.40
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

GALES & CO                               19,050,950.8480        58.41
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

                                          Class C Shares

NFSC FEBO # W81-084980                          536.6730         6.46
NFS/FMTC IRA
FBO J TIMOTHY STEBBINS
2106 ALYSSA JADE DR
HENDERSON NV  89052-7124


                                       gg

FIRST CLEARING LLC                            1,019.9370       12.28
A/C 6842-9483
PETER PROX AND
10300 AMBERSIDE COURT
ROSWELL GA 30076-3755

PRIMEVEST FINANCIAL SERVICES FBO                681.9680        8.21
BRIAN L POTTER
67268649
P O BOX 283
400 1ST ST S STE 300
SAINT CLOUD MN 56301-3661

PRIMEVEST FINANCIAL SERVICES FBO                480.6820        5.79
LESLIE ARENDALE
14042331
P O BOX 283
400 1ST ST S STE 300
SAINT CLOUD MN 56301-3661

A G EDWARDS & SONS INC FBO                    2,172.0240       26.16
ELIZABETH WOLF PAULES
TTEE U/A DTD 9/24/97
A/C 0800-064562
1 N JEFFERSON AVE
SAINT LOUIS MO 63103-2205

LPL FINANCIAL SERVICES                          526.3160        6.34
A/C 4629-3039
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

LPL FINANCIAL SERVICES                          696.2820        8.39
A/C 5997-3871
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

LPL FINANCIAL SERVICES                          478.4690        5.76
A/C 3610-3007
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968



COLUMBIA SMALL CAP FUND                   Class Z Shares



                                                             Percent of
Shareholder (name and address)            Share Balance    Class Total (%)
------------------------------           ---------------   ---------------
GALES & CO                               14,385,320.6640       22.57
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST


                                       hh

ROCHESTER NY 14638-0001

GALES & CO
FLEET INVESTMENT SERVICES                17,973,798.0740       28.21
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

GALES & CO
FLEET INVESTMENT SERVICES                 7,582,821.9660       11.90
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

BANK OF AMERICA NA                        5,212,769.4340        8.18
ATTN JOAN WRAY/FUNDS ACCOUNTING
TX1-945-08-18
411 N AKARD ST
DALLAS TX 75201-3307

                                          Class C Shares

CITIGROUP GLOBAL MARKETS, INC.              196,768.2800        5.02
HOUSE ACCOUNT
00109801250
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER & SMITH         257,028.0470        6.55
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

                                          Class A Shares

CHARLES SCHWAB & CO INC                   4,000,194.6010       32.05
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

                                          Class T Shares

CHARLES SCHWAB & CO INC                   1,705,283.3670       19.80
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

COLUMBIA SMALL COMPANY EQUITY FUND       Class A Shares



                                                             Percent of
Shareholder (name and address)            Share Balance   Class Total (%)
------------------------------           --------------   ---------------
FLEET NATIONAL BANK                         82,247.3250       26.35
FBO BRISTOL HOSPITAL
6005021810
PO BOX 92750
ROCHESTER NY 14692-8850

                                         Class Z Shares

GALES & CO                               5,490,528.0110       32.09
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

GALES & CO                               1,050,582.0850        6.14
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

GALES & CO                               1,605,346.6500        9.38
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

AMVESCAP NATIONAL TRUST CO AS AGENT      7,265,384.5910       42.47
FOR FLEET NATIONAL BANK FBO
FLEETBOSTON FINANCIALSAVINGS PLUS
PO BOX 105779
ATLANTA GA 30348-5779

                                         Class C Shares

AMERICAN ENTERPRISE INVESTMENT SVCS          4,621.2120        6.80
FBO 343538131
PO BOX 9446
MINNEAPOLIS MN 55440-9446


                                       jj

COLUMBIA DIVIDEND INCOME FUND            Class Z Shares



                                                             Percent of
Shareholder (name and address)            Share Balance    Class Total (%)
------------------------------           ---------------   ---------------
GALES & CO                               10,297,214.0180        70.19
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

GALES & CO                                1,670,530.0030        11.39
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

GALES & CO                                1,444,201.8920         9.84
FLEET INVESTMENT SERVICES
MUTUAL FUNDS UNIT-NY/RO/TO4A
159 E MAIN ST
ROCHESTER NY 14638-0001

                                          Class C Shares

MERRILL LYNCH PIERCE FENNER & SMITH          30,580.0840        12.64
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484





                                       kk

Sales Charges (dollars in thousands)

PFPC Distributors served as distributor for the Predecessor Funds until July 22, 2002. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as distributor for the Predecessor Funds.


During the fiscal year ended September 30, 2004, the eleven months ended September 30, 2003 and the years ended October 2002 and 2001, CFD, PFPC Distributors, PDI and received sales charges as follows:


                                       ll

                                                                 Class A Shares(a)
                                                  -------------------------------------------
                                                                  Eleven months   Years ended
                                                   Year ended         ended       October 31,
                                                  September 30,   September 30,   -----------
ASSET ALLOCATION FUND                                 2004           2003(b)      2002   2001
-----------------------------------------------   -------------   -------------   ----   ----
Aggregate initial sales charges on Fund share
   sales                                               $56             $53         $0     $0
Initial sales charges retained by CFD                    8               1          0      0
Aggregate contingent deferred sales charges
   (CDSC) on Fund redemptions retained by CFD            0               0          0      0



                                                                 Class B Shares(c)
                                                  -------------------------------------------
                                                                  Eleven months   Years ended
                                                   Year ended         ended       October 31,
                                                  September 30,   September 30,   -----------
                                                      2004           2003(b)      2002   2001
                                                  -------------   -------------   ----   ----
Aggregate CDSC on Fund redemptions retained by
   CFD, PFPC Distributors and PDI                      $10             $2          $2     $1



                                                            Class C Shares(d)
                                                  -----------------------------------
                                                   Year ended     Eleven months ended
                                                  September 30,       September 30,
                                                      2004               2003(b)
                                                  -------------   -------------------
Aggregate CDSC on Fund redemptions retained by
   CFD                                                 (g)                 $0



                                                               Class G Shares(e)
                                                  -------------------------------------------
                                                                  Eleven months   Years ended
                                                   Year ended         ended       October 31,
                                                  September 30,   September 30,   -----------
                                                      2004           2003(b)      2002   2001
                                                  -------------   -------------   ----   ----
Aggregate CDSC on Fund redemptions retained by
   CFD, PFPC Distributors and PDI                      $123            $239       $333   $399



                                                                 Class T Shares(f)
                                                  -------------------------------------------
                                                                  Eleven months   Years ended
                                                    Year ended        ended       October 31,
                                                  September 30,   September 30,   -----------
                                                       2004          2003(b)      2002   2001
                                                  -------------   -------------   ----   ----
Aggregate initial sales charges on Fund share
   sales                                               $6             $ 2        $123   $440
Aggregate CDSC on Fund redemptions retained by
   CFD, PFPC Distributors and PDI                        0              24           0      0


(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Class A shares.
(b) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Class B shares.
(d)  Class C shares were initially offered on November 18, 2002.
(e) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Class G shares.
(f) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Class T shares.
(g)  Rounds to less than one.

                                       mm

                                                                 Class A Shares(a)
                                                  -------------------------------------------
                                                                  Eleven months   Years ended
                                                   Year ended         ended       October 31,
                                                  September 30,   September 30,   -----------
GROWTH FUND                                           2004           2003(b)      2002   2001
-----------------------------------------------   -------------   -------------   ----   ----
Aggregate initial sales charges on Fund share
   sales                                               $123           $143         $0     $0
Initial sales charges retained by CFD                     9              2          0      0
Aggregate contingent deferred sales charges
   (CDSC) on Fund redemptions retained by CFD             0              0          0      0



                                                                 Class B Shares(c)
                                                  -------------------------------------------
                                                                  Eleven months   Years ended
                                                   Year ended         ended       October 31,
                                                  September 30,   September 30,   -----------
                                                      2004           2003(b)      2002   2001
                                                  -------------   -------------   ----   ----
Aggregate  CDSC on Fund  redemptions  retained
   by CFD, PFPC Distributors and PDI                    $5             $(a)       $(a)   $(a)






                                                            Class C Shares(d)
                                                  -----------------------------------
                                                   Year ended     Eleven months ended
                                                  September 30,      September 30,
                                                      2004              2003(b)
                                                  -------------   -------------------
Aggregate CDSC on Fund redemptions retained by
   CFD                                                 (g)                 $0



                                                                   Class G Shares(e)
                                                  -------------------------------------------
                                                                  Eleven months   Years ended
                                                    Year ended         ended      October 31,
                                                  September 30,    September 30,  -----------
                                                       2004           2003(b)     2002   2001
                                                  -------------   -------------   ----   ----
Aggregate  CDSC on Fund  redemptions  retained
   by CFD,  PFPC Distributors and PDI                  $126            166        $205   $344



                                                                  Class T Shares(f)
                                                  -------------------------------------------
                                                                  Eleven months
                                                   Year ended         ended       Years ended
                                                  September 30,   September 30,   October 31,
                                                      2004           2003(b)      2002   2001
                                                  -------------   -------------   ----   ----
Aggregate initial sales charges on Predecessor
   Fund share sales                                    $17             $ 5         $302  $584
Aggregate CDSC on Fund redemptions retained by
   CFD, PFPC Distributors and PDI                        0              23            0     0


(a) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Class A shares.
(b) The Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Class B shares.
(d)  Class C shares were initially offered on November 18, 2002.
(e) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Class G shares.
(f) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Class T shares.
(g)  Rounds to less than one.

                                       nn

                                                  Class A Shares(b)
                                        -----------------------------------
                                          Year ended    Eleven months ended
                                        September 30,      September 30,
VALUE FUND                                   2004              2003(a)
-------------------------------------   -------------   -------------------
Aggregate initial sales charges on
   Fund share sales                          $23                $39
Initial sales charges retained by CFD          4                 (g)
Aggregate contingent deferred sales
   charges (CDSC) on Fund redemptions
   retained by CFD                             0                  0



                                                Class B Shares(c)
                                        -----------------------------------
                                          Year ended    Eleven months ended
                                        September 30,      September 30,
                                             2004              2003(a)
                                        -------------   -------------------
Aggregate CDSC on Fund redemptions
   retained by CFD, PFPC Distributors
   and PDI                                    $1                 $0



                                                Class C Shares(d)
                                        -----------------------------------
                                          Year ended    Eleven months ended
                                        September 30,      September 30,
                                             2004              2003(a)
                                        -------------   -------------------
Aggregate CDSC on Fund redemptions
   retained by CFD                            $0                $0



                                                      Class G Shares(e)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004           2003(a)     2002   2001
                                        -------------   -------------   ----   ----
Aggregate CDSC on Predecessor Fund
   redemptions received by PFPC
   Distributors and PDI                       (g)         $31         $37    $64



                                                       Class T Shares(f)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004           2003(a)     2002   2001
                                        -------------   -------------   ----   ----
Aggregate initial sales charges on
   Fund share sales                           $6           $1,343       $78   $131
Aggregate CDSC on Fund redemptions
   retained by CFD, PFPC Distributors
   and PDI                                      21               0         0      0


(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b)  Class A shares were initially offered on November 25, 2002.
(c)  Class B shares were initially offered on November 25, 2002.
(d)  Class C shares were initially offered on November 25, 2002.
(e) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Class G shares.
(f) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Class T shares.
(g)  Rounds to less than one.

                                       oo

                                                       Class A Shares(b)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
LARGE CAP FUND                               2004           2003(a)     2002   2001
-------------------------------------   -------------   -------------   ----   ----
Initial sales charges retained by CFD         $50             $4         $7    $463
Aggregate contingent deferred sales
   charges (CDSC) on Fund redemptions
   retained by CFD                              8              0          0       0



                                                       Class B Shares(c)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004           2003(a)     2002   2001
                                        -------------   -------------   ----   ----
Aggregate CDSC on Predecessor Fund
   redemptions received by CFD                 $6            $901       $794    $80



                                                  Class C Shares(d)
                                        -----------------------------------
                                          Year ended    Eleven months ended
                                        September 30,      September 30,
                                             2004              2003(a)
                                        -------------   -------------------
Aggregate CDSC on Fund redemptions
   retained by CFD                            (g)                  $0



                                                       Class G Shares(e)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004           2003(a)     2002   2001
                                        -------------   -------------   ----   ----
Aggregate CDSC on Predecessor Fund
   redemptions  received by PFPC
   Distributors, PDI and/or FD
   Distributors                               $47            $91        $163   $132



                                                       Class T Shares(f)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004           2003(a)     2002   2001
                                        -------------   -------------   ----   ----
Aggregate initial sales charges on
   Fund share sales                           $7            $1,654     $122   $184
Aggregate CDSC on Fund redemptions
   retained by CFD, PFPC Distributors
   and/or FD Distributors                       0                 0        0      0


(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On December 9, 2002, the Fund's, Prime A shares were redesignated Class A shares.
(c) On December 9, 2002, the Fund's, Prime B shares were redesignated Class B shares.
(d)  Class C shares were initially offered on December 9, 2002.
(e) On December 9, 2002, the Fund's, Retail B shares were redesignated Class G shares.
(f) On December 9, 2002, the Fund's, Retail A shares were redesignated Class T shares.
(g)  Rounds to less than one.

                                       pp

                                                       Class A Shares(b)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
INTERNATIONAL FUND                           2004           2003(a)     2002   2001
-------------------------------------   -------------   -------------   ----   ----
Aggregate initial sales charges on
   Fund share sales                           $13             $497       $0     $0
Initial sales charges retained by CFD           2                0        0      0



                                                        Class B Shares(c)
                                        ---------------------------------------------
                                                        Eleven months    Years ended
                                          Year ended        ended        October 31,
                                        September 30,   September 30,   -------------
                                             2004           2003(a)      2002    2001
                                        -------------   -------------   ------   ----
Aggregate CDSC on Fund redemptions
   received by CFD                            $3              $276      $2,630    $84



                                                  Class C Shares(d)
                                        -----------------------------------
                                          Year ended    Eleven months ended
                                        September 30,      September 30,
                                             2004              2003(a)
                                        -------------   -------------------
Aggregate CDSC on Fund redemptions
   retained by CFD                            $0                  $0



                                                       Class G Shares(e)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004           2003(a)     2002   2001
                                        -------------   -------------   ----   ----
Aggregate CDSC on Fund redemptions
   received by CFD,                           $10              $13      $122   $184



                                                       Class T Shares(f)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004           2003(a)     2002   2001
                                        -------------   -------------   ----   ----
Aggregate initial sales charges on
   Fund share sales                          $13            $  251       $73   $228
Aggregate CDSC on Fund redemptions
   retained by CFD, PFPC Distributors
   and PDI                                    $0            $7,820       $20   $ 32


(a) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On November 18, 2002, the Fund's, Prime A shares were redesignated Class A shares.
(c) On November 18, 2002, the Fund's, Prime B shares were redesignated Class B shares.
(d)  Class C shares were initially offered on November 18, 2002.
(e) On November 18, 2002, the Fund's Retail B shares were redesignated Class G shares.
(f) On November 18, 2002, the Fund's, Retail A shares were redesignated Class T shares.

                                       qq

                                                       Class A Shares(a)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
SMALL CAP FUND                               2004           2003(b)     2002   2001
-------------------------------------   -------------   -------------   ----   ----
Aggregate initial sales charges on
   Fund share sales                         $1,402            $563       $5     (c)
Initial sales charges retained by CFD          193              58        0      0
Aggregate contingent deferred sales
   charges (CDSC) on Fund redemptions
   retained by CFD                              1             7        0      0



                                                       Class B Shares(d)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004           2003(a)     2002   2001
                                        -------------   -------------   ----   ----
Aggregate CDSC on Predecessor Fund
   redemptions received by PFPC
   Distributors and PDI                       $57              $5        (c)    $2



                                                  Class C Shares(e)
                                        -----------------------------------
                                          Year ended    Eleven months ended
                                        September 30,      September 30,
                                             2004              2003(b)
                                        -------------   -------------------
Aggregate CDSC on Fund redemptions
   retained by CFD                           $19                  (c)



                                                       Class G Shares(f)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004           2003(b)     2002   2001
                                        -------------   -------------   ----   ----
Aggregate CDSC on Predecessor Fund
   redemptions received by PFPC
   Distributors and PDI                       $20              $27       $17    $10



                                                       Class T Shares(g)
                                        -------------------------------------------
                                                        Eleven months   Years ended
                                          Year ended        ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004           2003(b)     2002   2001
                                        -------------   -------------   ----   ----
Aggregate initial sales charges on
   Predecessor Fund share sales               $8             $10       $423   $127
Aggregate CDSC on Fund redemptions
   retained by CFD, PFPC Distributors
   and PDI                                     2             2          0      0


(a) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Class A shares.
(b) The Small Cap Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c)  Rounds to less than one.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Class B shares.
(e)  Class C shares were initially offered on November 18, 2002.
(f) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Class G shares.
(g) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Class T shares.

                                       rr

                                                 Class A Shares(a)
                                        -----------------------------------
                                         Year ended     Eleven months ended
                                        September 30,      September 30,
SMALL COMPANY FUND                          2004             2003(b)
-------------------------------------   -------------   ------------------
Aggregate initial sales charges on
   Fund share sales                           $83               $24
Initial sales charges retained by CFD          12                (c)
Aggregate contingent deferred sales
   charges (CDSC) on Fund redemptions
   retained by CFD                              0                 0



                                                Class B Shares(d)
                                        -----------------------------------
                                         Year ended     Eleven months ended
                                        September 30,      September 30,
                                             2004             2003(b)
                                        -------------   -------------------
Aggregate CDSC on Fund redemptions
   retained by CFD                            $2                 (c)


Class B Shares were not offered by the Small Company Fund during the last three fiscal years.


                                                 Class C Shares(e)
                                        -----------------------------------
                                         Year ended     Eleven months ended
                                        September 30,       September 30,
                                             2004              2003(b)
                                        -------------   -------------------
Aggregate CDSC on Fund redemptions
   retained by CFD                            (c)                $0



                                                      Class G Shares(f)
                                        ---------------------------------------------
                                                        Eleven months   Fiscal period
                                         Year ended         ended           ended
                                        September 30,   September 30,    October 31,
                                        -------------   -------------   -------------
                                             2004          2003(b)       2002    2001
                                        -------------   -------------   -------------
Aggregate CDSC on Predecessor Fund
   redemptions received by PFPC
   Distributors and PDI                       $14            $13         $21     $34



                                                       Class T Shares(g)
                                        ---------------------------------------------
                                                        Eleven months   Fiscal period
                                         Year ended         ended           ended
                                        September 30,   September 30,    October 31,
                                             2004          2003(b)       2002    2001
                                        -------------   -------------   -------------
Aggregate initial sales charges on
   Fund share sales                           $3            $(c)        $47     $75
Aggregate CDSC on Fund redemptions
   retained by CFD, PFPC Distributors
   and PDI                                      0               6          0       0


(a) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime A shares were redesignated Class A shares.
(b) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c)  Rounds to less than one.
(d) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime B shares were redesignated Class B shares.
(e)  Class C shares were initially offered on November 18, 2002.
(f) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Class G shares.
(g) On November 18, 2002, the Galaxy Small Company Equity Fund l Retail A shares were redesignated Class T shares.

                                       ss

                                                 Class A Shares(b)
                                        -----------------------------------
                                         Year ended     Eleven months ended
                                        September 30,      September 30,
DIVIDEND FUND                               2004             2003(a)
-------------------------------------   -------------   -------------------
Aggregate initial sales charges on
   Fund share sales
Initial sales charges retained by CFD        $111                $1
Aggregate contingent deferred sales
   charges (CDSC) on Fund redemptions
   retained by CFD                             18                $0



                                                Class B Shares(b)
                                        -----------------------------------
                                         Year ended     Eleven months ended
                                        September 30,      September 30,
                                            2004              2003(a)
                                        -------------   -------------------
Aggregate CDSC on Fund redemptions
   retained by CFD                            $8                $101



                                                 Class C Shares(b)
                                        -----------------------------------
                                         Year ended     Eleven months ended
                                        September 30,       September 30,
                                             2004              2003(a)
                                        -------------   -------------------
Aggregate CDSC on Fund redemptions
   retained by CFD                            (e)              $1,563



                                                     Class G Shares(c)
                                        -------------------------------------------
                                                        Eleven months    Year ended
                                         Year ended         ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004          2003(a)      2002   2001
                                        -------------   -------------   ----   ----
Aggregate CDSC on Fund redemptions
   received by PFPC Distributors, PDI
   and/or FD Distributors                     $19            $30         $46    $6



                                                     Class T Shares(d)
                                        -------------------------------------------
                                                        Eleven months    Year ended
                                         Year ended         ended       October 31,
                                        September 30,   September 30,   -----------
                                             2004          2003(a)      2002   2001
                                        -------------   -------------   ----   ----
Aggregate initial sales charges on
   Predecessor Fund share sales               $3           $1,167       $60    $27
Aggregate CDSC on Fund redemptions
   retained by CFD, PFPC
   Distributors, PDI and/or FD
   Distributors                                 0                0         0      0


(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b)  Classes A, B and C shares were initially offered on November 25, 2002.
(c) On November 25, 2002, the Fund's Retail B shares were redesignated Class G shares.
(d) On November 25, 2002, the Fund's Retail A shares were redesignated Class T shares.


(e)  Rounds to less than one.


                                       tt

12b-1 Plan, Shareholder Servicing Plan, CDSCs and Conversion of Shares All of the Funds offer Class A, Class B, Class C, Class G, Class T and Class Z shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Funds pay CFD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also pay CFD monthly a distribution fee at an annual rate of 0.10% of each Fund's average daily net assets attributed to Class A shares and 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares.


For the current fiscal year, CFD intends to limit aggregate 12b-1 fees for Class A shares to 0.25%. The Funds also may pay CFD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, shareholder liaison services and administrative support services).

For the current fiscal year, the Fund's payments under the Plan for each of distribution services, shareholder liaison services and administrative support services will be limited to 0.95% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of institutions. Such limitations may be revoked at any time. CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds' assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50%, comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.30% for the Funds.


Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares uu
representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

A certain number of years, depending on when you purchased your shares that were exchanged for Class G shares, after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee. See Part 2 of this Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B shares purchased or acquired prior to January 1, 2001.

Sales-related expenses (dollars in thousands) of CFD relating to the Funds for the fiscal year ended September 30, 2004, were (a):


                                                               ASSET ALLOCATION FUND
                                                  -----------------------------------------------
                                                  Class A   Class B   Class C   Class G   Class T
                                                   Shares    Shares    Shares    Shares    Shares
                                                  -------   -------   -------   -------   -------
Fees to FSFs                                         $5       $83       $4        $167      $641
Cost of sales material relating to the Fund
   (including printing and mailing expenses)          1         1        (a)         3         9
Allocated travel, entertainment and other
   promotional expenses (including advertising)       3         2        1           6         4

                                                                    GROWTH FUND
                                                  -----------------------------------------------
                                                  Class A   Class B   Class C   Class G   Class T
                                                   Shares    Shares    Shares    Shares    Shares
                                                  -------   -------   -------   -------   -------
Fees to FSFs                                         $9       $133      $4        $174      $793
Cost of sales material relating to the Fund
   (including printing and mailing expenses)          2          2       (a)         7         5
Allocated travel, entertainment and other
   promotional expenses (including advertising)       5          3       1          15        10



                                                                     VALUE FUND
                                                  -----------------------------------------------
                                                  Class A   Class B   Class C   Class G   Class T
                                                   Shares    Shares    Shares    Shares    Shares
                                                  -------   -------   -------   -------   -------
Fees to FSFs                                         $4       $38       $2        $32       $449
Cost of sales material relating to the Fund
   (including printing and mailing expenses)          1         1        1          1          2
Allocated travel, entertainment and other
   promotional expenses (including advertising)       1         1        (a)        2          4



                                                                   LARGE CAP FUND
                                                  -----------------------------------------------
                                                  Class A   Class B   Class C   Class G   Class T
                                                   Shares    Shares    Shares    Shares    Shares
                                                  -------   -------   -------   -------   -------
Fees to FSFs                                        $29       $61       $2        $92       $665
Cost of sales material relating to the Fund
   (including printing and mailing expenses)          2         1        (a)        2          2
Allocated travel, entertainment and other
   promotional expenses (including advertising)       5         2        (a)        4          4






                                                                INTERNATIONAL FUND
                                                  -----------------------------------------------
                                                  Class A   Class B   Class C   Class G   Class T
                                                   Shares    Shares    Shares    Shares    Shares
                                                  -------   -------   -------   -------   -------
Fees to FSFs                                        $2        $23       $1        $17      $  145
Cost of sales material relating to the Fund
   (including printing and mailing expenses)        (a)        (a)       (a)       44       1,432
Allocated travel, entertainment and other
   promotional expenses (including advertising)      1          1        (a)       88       2,901






                                                                   SMALL CAP FUND
                                                  -----------------------------------------------
                                                  Class A   Class B   Class C   Class G   Class T
                                                   Shares    Shares    Shares    Shares    Shares
                                                  -------   -------   -------   -------   -------
Fees to FSFs                                        $786     $1,382     $649      $36       $478
Cost of sales material relating to the Fund
   (including printing and mailing expenses)         185         30       57        (a)       18
Allocated travel, entertainment and other
   promotional expenses (including advertising)      374         60      116        2         37



                                                                 SMALL COMPANY FUND
                                                  -----------------------------------------------
                                                  Class A   Class B   Class C   Class G   Class T
                                                  Shares     Shares    Shares    Shares    Shares
                                                  -------   -------   -------   -------   -------
Fees to FSFs                                        $21       $70       $11       $20       $237


                                       ww

Cost of sales material relating to the Fund
   (including printing and mailing expenses)          5         2         1         1          1
Allocated travel, entertainment and other
   promotional expenses (including advertising)      10         3         2         2          3



                                                                   DIVIDEND FUND
                                                  -----------------------------------------------
                                                  Class A   Class B   Class C   Class G   Class T
                                                   Shares    Shares    Shares    Shares    Shares
                                                  -------   -------   -------   -------   -------
Fees to FSFs                                        $14       $160      $17       $26       $338
Cost of sales material relating to the Fund
   (including printing and mailing expenses)          5          3        1         (a)        1
Allocated travel, entertainment and other
   promotional expenses (including advertising)       9          7        3         1          2


(a)  Rounds to less than one.

CUSTODIAN OF THE FUNDS

State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-1707, are the Fund's independent registered public accounting firm, providing audit and tax return review preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included for the fiscal year ended September 30, 2004, in reliance upon the report of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in accounting and auditing.

Ernst & Young LLP located at 200 Clarendon Street, Boston, Massachusetts 02116, were the independent registered public accounting firm for the Funds and for the Predecessor Galaxy Funds for the period ended September 30, 2003 and the fiscal years ended October 31, 2002, 2001, 2000 and 1999. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of Ernst & Young LLP, for the period ended September 30, 2003 and for the fiscal years ended October 31, 2002, 2001, 2000 and 1999 given on the authority of said firm as experts in accounting and auditing.


                                       xx


                           COLUMBIA GROWTH STOCK FUND
                          COLUMBIA YOUNG INVESTOR FUND
                        SERIES OF COLUMBIA FUNDS TRUST XI
                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2005



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Growth Stock Fund and Columbia Young Investor Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the relevant Fund dated February 1, 2005. This SAI should be read together with the relevant Prospectus and most recent Annual Report dated September 30, 2004. Investors may obtain a free copy of the relevant Prospectus and Annual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Registered Public Accounting Firm appearing in each Fund's September 30, 2004 Annual Report are incorporated into this SAI by reference.


Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS


PART 1                                                                  PAGE
Definitions                                                             b
Organization and History                                                b
Investment Goal and Policies                                            b
Fundamental Investment Policies                                         c
Other Investment Policies                                               c
Portfolio Turnover                                                      d
Fund Charges and Expenses                                               d
Custodian                                                               o
Independent Registered Public Accounting Firm                           o



PART 2                                                                  PAGE
Miscellaneous Investment Practices                                       1
Taxes                                                                   21
Additional Tax Matters Concerning Trust Shares                          26
Management of the Funds                                                 28
Determination of Net Asset Value                                        40
How to Buy Shares                                                       42
Special Purchase Programs/Investor Services                             45
Programs for Reducing or Eliminating Sale Charges                       47
How to Sell Shares                                                      49
Distributions                                                           53
How to Exchange Shares                                                  54
Suspension of Redemptions                                               54
Shareholder Liability                                                   54
Shareholder Meetings                                                    54
Appendix I                                                              56
Appendix II                                                             61


756-16/045U-1204

                                     PART 1
                           COLUMBIA GROWTH STOCK FUND
                          COLUMBIA YOUNG INVESTOR FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2005


DEFINITIONS

"Growth Stock Fund" or "Fund"       Columbia Growth Stock Fund
"Young Investor Fund" or "Fund"     Columbia Young Investor Fund
"Trust"                             Columbia Funds Trust XI
"Advisor"                           Columbia Management Advisors, Inc., the Funds' investment advisor
"CFD"                               Columbia Funds Distributor, Inc., the Fund's distributor
"CFS"                               Columbia Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. Each Fund is a diversified series of the Trust and represents the entire interest in a separate series of the Trust. Effective February 1, 1995, the name of the Growth Stock Fund was changed from SteinRoe Stock Fund to SteinRoe Growth Stock Fund. Effective February 1, 1996, the names of the Trust and the Funds were changed to separate "SteinRoe" into two words. Effective October 18, 1999, the Trust changed its name from Stein Roe Investment Trust to Liberty-Stein Roe Funds Investment Trust. Effective October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Investment Trust to its current name. Effective July 15, 2002, the name of the Growth Stock Fund was changed from Stein Roe Growth Stock Fund to Liberty Growth Stock Fund. Effective October 13, 2003, the name of the Fund changed from Liberty Growth Stock Fund to its current name. Effective July 29, 2002, the name of the Young Investor Fund changed from Stein Roe Young Investor Fund to Liberty Young Investor Fund. Effective October 13, 2003, the name of the Fund changed from Liberty Young Investor Fund to its current name. Prior to July 15, 2002, rather than invest in securities directly, the Funds sought to achieve their investment goals by pooling their assets with those of other investment companies for investment in another "master" mutual fund having the identical investment goals and substantially the same investment policies as its "feeder" funds.

Each Fund offers 4 classes of shares - Class A, B, C and Z. Prior to July 15, 2002, the Growth Stock Fund had a single class of shares. On that date the outstanding shares of the Fund were converted into Class Z shares, and the Fund commenced offering Class A, B and C shares. Prior to July 29, 2002, the Young Investor Fund had a single class of shares. On that date, the outstanding shares of the Fund were redesignated as Class Z shares, and the Fund commenced offering Class A, B and C shares.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

INVESTMENT GOAL AND POLICIES

The Prospectuses describe each Fund's investment goal and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds:

      Debt Securities (Young Investor Fund only)
      Derivatives
      Structured Notes
      Interest Rate Swaps, Caps and Floors
      Mortgage-Backed Securities
      Floating Rate Instruments (Young Investor Fund only)
      Short Sales
      Interfund Borrowing and Lending
      Forward Commitments ("When Issued" and "Delayed Delivery" Securities) Reverse Repurchase Agreements
      Securities Loans
      Repurchase Agreements
      Line of Credit
      Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices)
      Options on Securities

                                       b

      Foreign Securities
      Rule 144A Securities

Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a particular Fund, or
(2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

As fundamental investment policies, each Fund may not:

      (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the
U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

      (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other affiliated registered open-end investment companies provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

      (6) borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;

      (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

      (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

OTHER INVESTMENT POLICIES

Each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. Each Fund may not:

      (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

      (b) invest in companies for the purpose of exercising control or management;

                                       c

      (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

      (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

      (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

      (f) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

      (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

      (h) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

      (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; or

      (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

      (Growth Stock Fund ONLY may not): acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on section 12(d)(1)(F) or (G) of the Investment Company Act of 1940.

PORTFOLIO TURNOVER

Although neither Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in a Fund, if it should occur, would result in increased transaction expenses, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.




FUND CHARGES AND EXPENSES

Under the Growth Stock Fund's Management Agreement, the Fund pays the Advisor a monthly fee based on average net assets, determined at the close of each business day during the month, at the annual rate of 0.600% up to $500 million; 0.550% of the next $500 million; 0.500% of the next $1 billion; and 0.450% thereafter. Prior to July 15, 2002, the management fee was paid by the SR&F Growth Stock Portfolio (Portfolio), the master fund into which the Fund invested all of its assets as part of a master fund-feeder fund structure. The Fund pays the Advisor a monthly Administrative Fee based on average daily net assets at the close of each business day during the month at the rate of 0.150% up to $500 million; 0.125% of the next $500 million; 0.100% on the next $500 million, 0.075% on the next $500 million and 0.05% thereafter.

                                       d

Under the Young Investor Fund's Management Agreement, the Fund pays the Advisor a monthly fee based on average net assets, determined at the close of each business day during the month, at the annual rate of 0.600% up to $500 million, 0.550% of the next $500 million, and 0.500% over $1 billion. Prior to July 29, 2002, the management fee was paid by the SR&F Growth Investor Portfolio (Portfolio), the master fund into which the Fund invested all of its assets as part of a master fund-feeder fund structure. The Fund pays the Advisor a monthly Administrative Fee based on average daily net assets at the close of each business day during the month at the rate of 0.200% up to $500 million, 0.150% of the next $500 million, and 0.125% over $1 billion.

The shareholder servicing and transfer agency fee arrangement between CFS and the Funds has been revised so that each Fund pays the following fees:

      An annual open account fee of $28 per open account, plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.


Effective November 1, 2004, the advisor has voluntarily agreed to reimburse the Young Investor Fund for certain expenses so that the transfer agency fees for each of Class A, B, C and Z shares will not exceed 0.10%. This arrangement may be modified or terminated by the advisor at any time.


Prior to November 1, 2003, the Funds paid a shareholders' servicing and transfer agency fee to CFS as follows:

Each Fund's agreement was such that the fees for Classes A, B and C were aggregated, and the fees for Class Z were applied individually as follows:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of CFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to an Accounting and Bookkeeping Agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its Accounting and Bookkeeping Agreement with the Trust, the Advisor receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     An annual flat fee of $10,000, paid monthly; and

- In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                       e

RECENT FEES PAID TO THE ADVISOR, CFD AND CFS (dollars in thousands)


                                                                Growth Stock Fund
                                                             Years ended September 30,
                                                      2004             2003              2002
                                                      ----             ----              ----
Management fees                                      $ 4,647          $ 4,600          $ 3,410(a)
Administrative fees                                    1,124            1,114              879
Pricing and bookkeeping fee                              175              248              247
Transfer agent fee (Class A)                             361              383              103
Transfer agent fee (Class B)                           1,487            1,376              374
Transfer agent fee (Class C)                             117              127               35
Transfer agent fee (Class Z)                             529            1,038              764
12b-1 Fees:
    Service fee (Class A)                                200              215               50
    Service fee (Class B)                                742              768              183
    Service fee (Class C)                                 65               71               17
    Distribution fee (Class A)                            80               86               20
    Distribution fee (Class B)                         2,225            2,288              548
    Distribution fee (Class C)                           194              212               51
    Fees waived by the Distributor (Class A)             (40)             (43)             (10)
    Fees and expenses waived or reimbursed
        by the Advisor (Class Z)                        (193)            (225)             (57)



                                                                            Young Investor Fund
                                                                          Years ended September 30,
                                                                   2004              2003              2002
                                                                   ----              ----              ----
Management fees                                                   $ 4,756          $ 4,309          $4,512 (b)
Administrative fees                                                 1,479            1,357           1,422
Pricing and bookkeeping fee                                           222              232             290
Transfer agent fee (Class A)                                        1,208              779             183
Transfer agent fee (Class B)                                           42               59              15
Transfer agent fee (Class C)                                            7                5               1
Transfer agent fee (Class Z)                                        4,167            3,822           5,368
12b-1 Fees:
    Service fee (Class A)                                             250              226              40
    Service fee (Class B)                                              17               17               3
    Service fee (Class C)                                               2                1                 (c)
    Distribution fee (Class A)                                        100               91              16
    Distribution fee (Class B)                                         51               51              10
    Distribution fee (Class C)                                          6                4                 (c)
    Fees waived by the Distributor (Class A)                          (50)             (45)             (8)
    Fees and expenses waived or reimbursed by the Advisor
      (Class A)                                                    (1,050)            (465)           (120)
    Fees and expenses waived or reimbursed by the Advisor
      (Class B)                                                       (31)             (35)            (10)
    Fees and expenses waived or reimbursed by the Advisor
      (Class C)                                                        (5)              (3)              1


(a) Paid from the SR&F Growth Stock Portfolio, in which the Growth Stock Fund invested as a feeder fund in a master fund/feeder fund arrangement until July 15, 2002, and from the Fund directly from July 15, 2002 through September 30, 2002.





(b) Paid from the SR&F Growth Investor Portfolio, in which the Young Investor Fund invested as a feeder fund in a master fund/feeder fund arrangement until July 29, 2002, and from the Young Investor Fund directly from July 29, 2002 through September 30, 2002.






(c)   Rounds to less than one.


                                       f

BROKERAGE COMMISSIONS (dollars in thousands)

The following table shows commissions paid on transactions during the past three fiscal years.


Growth Stock Fund                                      Years Ended September 30,
-----------------                              -----------------------------------------
                                                2004             2003             2002
                                                ----             ----             ----
Total commissions                              $   163         $  2,919         $  2,127
Directed transactions (a)                       15,806          181,906          188,779

Commissions on directed transactions                24              357              264

Commissions paid to AlphaTrade Inc.(c)             N/A              N/A               17
  % of Aggregate Commissions                       N/A              N/A             0.80%
  % of Aggregate Dollar Amount of
               Brokerage Transactions              N/A              N/A             1.97%

Commissions paid to Fleet Securities, Inc.                           20               20(b)
  % of Aggregate Commissions                      0.00%            0.68%            0.94%
  % of Aggregate Dollar Amount of
               Brokerage Transactions             0.00%            0.00%            1.29%

Commissions paid to Banc of America Securities                      N/A (d)          N/A(d)
  % of Aggregate Commissions                      0.00%
  % of Aggregate Dollar Amount of
               Brokerage Transactions             0.00%






                                                                          Years Ended September 30,
Young Investor Fund                                              -------------------------------------------
-------------------                                               2004            2003              2002
Total commissions                                                $   388         $ 2,204         $      880
Directed transactions                                             37,991          69,442             40,537
Commissions on directed transactions                                  50             139                 88

Commissions paid to AlphaTrade Inc.(c)                               N/A             N/A                4.3
  % of Aggregate Commissions                                         N/A             N/A               0.36%
  % of Aggregate Dollar Amount of Brokerage Transactions             N/A             N/A               1.53%

Commissions paid to Fleet Securities, Inc.                                            15                  0
  % of Aggregate Commissions                                        0.00%           0.68%                 0
  % of Aggregate Dollar Amount of Brokerage Transactions            0.00%           0.00%                 0





                                                                          Years Ended September 30,
Young Investor Fund                                              -------------------------------------------
-------------------                                               2004            2003              2002
Commissions paid to Banc of America Securities                                   N/A (d)           N/A (d)
  % of Aggregate Commissions                                        0.00%
  % of Aggregate Dollar Amount of
               Brokerage Transactions                               0.00%



(a) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI



(b) Commissions paid on trades executed by Fleet Institutional Trading (a division of Fleet Securities, Inc.)



(c) As of May 2002, AlphaTrade Inc. is no longer used for transactions.



(d) Prior to the period from April 1, 2004 through September 30, 2004, this entity was not an affiliate of the Fund.

                                        g

The Trust is required to identify any securities of its "regular brokers or dealers" that each Fund has acquired during its most recent fiscal year.



At September 30, 2004, the Growth Stock Fund held securities of its regular brokers or dealers as set forth below:



BROKER/DEALER                                          VALUE
-------------                                          -----
Merrill Lynch & Co., Inc.                           $9,312,556



At September 30, 2004, the Young Investor Fund held securities of its regular brokers or dealers as set forth below:



    BROKER/DEALER                                          VALUE
    -------------                                          -----
Citigroup, Inc.                                         $14,957,121
J.P. Morgan Chase & Co.                                 $ 7,587,238
Morgan Stanley                                          $ 4,772,240
Merrill Lynch & Co., Inc.                               $ 3,495,316
Wachovia                                                $ 2,735,777
Marsh & McLennan Co., Inc.                              $ 1,360,582


                                       h

TRUSTEES AND TRUSTEES' FEES


Fund Complex consists of the following funds:



The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 89 closed-end management investment company portfolios. (the "Liberty Funds").



The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI and the series of SteinRoe Variable Investment Trust. (the "Stein Roe Funds").



Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").


Columbia Management Multi-Strategy Hedge Fund, LLC.


Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust. (the "Columbia Funds").



The series of The Galaxy Funds. (the "Galaxy Funds").



The series of Columbia Acorn Trust and the series of Wanger Advisors Trust. (the "Acorn Funds" and "WAT Funds," respectively).

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Fund Complex advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended September 30, 2004 and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:



                                                                                 Aggregate          Total Compensation from the
                                                  Aggregate Compensation      Compensation from         Funds and the Fund
                               Pension or          from the Growth Stock      the Young Investor        Complex Paid to the
                           Retirement Benefits   Fund for the Fiscal Year    Fund for the Fiscal     Trustees for the Calendar
                           Accrued as Part of             Ended                   Year Ended                  Year Ended
Trustee (a)                 Fund Expenses(b)        September 30, 2004        September 30, 2004        December 31, 2004 (a)
-----------                -------------------   ------------------------    -------------------     ----------------------------
Douglas A. Hacker                  N/A                    $2,404                    $1,951                    $135,000
Janet Langford Kelly               N/A                     2,432                     1,981                     148,500
Richard W. Lowry                   N/A                     2,266                     1,810                     150,700

William E. Mayer                   N/A                     2,482                     1,982                     166,700
Charles R. Nelson                  N/A                     2,437                     1,977                     141,500
John J. Neuhauser                  N/A                     2,393                     1,927                     158,284

Patrick J. Simpson (c)             N/A                     1,948                     1,506                     129,000
Thomas Stitzel                     N/A                     2,510                     2,008                     149,000
Thomas C. Theobald (d)             N/A                     2,853                     2,205                     172,500
Anne-Lee Verville (e)              N/A                     2,796                     2,245                     157,000
Richard L. Woolworth               N/A                     1,990                     1,514                     131,000






(a) As of December 31, 2004, the Columbia Funds Complex consisted of 127 open-end and 12 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.




(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.






(c) During the fiscal year ended September 30, 2004, Mr. Simpson deferred $1,948 of his compensation from the Growth Stock Fund and $1,506 of his compensation from the Young Investor Fund, and $129,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.



(d) During the fiscal year ended September 30, 2004, and the calendar year ended December 31, 2004, Mr. Theobald deferred $1,404 of his compensation from the Growth Stock Fund and $1,004 of his compensation from the Young Investor Fund, and $90,000of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.



(e) During the fiscal year ended September 30, 2004, and the calendar year ended December 31, 2004, Ms. Verville deferred $1,004 of her compensation from the Growth Stock Fund and $750 of her compensation from the Young Investor Fund, and $55,000of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.


                                        j

Role of the Board of Trustees


      The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December 2003.


Audit Committee


      Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended September 30, 2004, the Audit Committee convened eleven times.


Governance Committee


      Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended September 30, 2004, the Governance Committee convened four times.


Advisory Fees & Expenses Committee


      Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald were members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended September 30, 2004, the Advisory Fees and Expenses Committee convened seven times.




Compliance Committee



Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended September 30, 2004, the Compliance Committee convened five times.


                                        k

Investment Oversight Committees


      Beginning in 2004, each Trustee of the Funds also will serve on an Investment Oversight Committee (IOC). Each IOC will be responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and will give particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds will attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC will meet four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they will review:



      IOC#1: Messrs. Lowry, Mayer and Neuhauser will be responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.



      IOC#2: Mr. Hacker and Ms. Verville will be responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.



      IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly will be responsible for reviewing funds in the following asset categories: Large Value, Large/Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.



      IOC#4: Messrs. Nelson, Simpson and Woolworth will be responsible for reviewing funds in the following asset categories: Large Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.


Share Ownership


      The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in each Fund and
(ii) in all funds in the Fund Complex.




                                     Dollar Range of        Dollar Range of
                                         Equity                 Equity
                                       Securities             Securities              Aggregate Dollar Range of Equity
                                      Owned in the           Owned in the               Securities Owned in All Funds
                                      Growth Stock           Young Investor                Overseen by Trustee in
        Name of Trustee                  Fund                    Fund                           Fund Complex
        ---------------                  ----                    ----                           ------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                          N/A             $50,001 - $100,000                  Over $100,000
Janet Langford Kelly                       N/A             $10,001 - $50,000                   Over $100,000
Richard W. Lowry                           N/A                    N/A                          Over $100,000
Charles R. Nelson                  $50,001 - $100,000             N/A                          Over $100,000
John J. Neuhauser                          N/A               $1 - $10,000                      Over $100,000
Patrick J. Simpson                         N/A                    N/A                          Over $100,000
Thomas E. Stitzel                          N/A                    N/A                          Over $100,000
Thomas C. Theobald                 $10,001 - $50,000              N/A                          Over $100,000
Anne-Lee Verville (a)                      N/A                    N/A                               $0
Richard L. Woolworth                       N/A                    N/A                          Over $100,000

INTERESTED TRUSTEES
William E. Mayer                           N/A                    N/A                          $50,001 - $100,000



(a) Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by her. At December 31, 2004, the value of her deferred compensation account exceeded $ 100,000.


                                        l

OWNERSHIP OF THE FUND


On December 31, 2004, the officers and Trustees of the Trust as a group owned less than 1.00% of the then outstanding shares of each Fund.



On December 31, 2004, the following shareholders of record owned 5% or more of the Growth Stock Fund's then outstanding shares:



                                                                      Approximate % of              Approximate % of
                                                                        Outstanding                   Outstanding
Name and Address                                                    Shares in Class Held            Fund Shares Held
----------------                                                    --------------------            ----------------
Class C Shares
 Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of its Customers
Attn:  Fund Administration 97SE8
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246-6484                                                8.26%                         0.21%

Class Z Shares
Charles Schwab & Co. Inc.
Special Custody Account for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122                                              6.18%                         3.57%
Columbia Thermostat Fund C/O Paula Ryan227 W. Monroe Street,
Ste. 3000Chicago, IL 60606-5018                                            5.52%                         3.18%




As of record on December 31, 2004, the following shareholders owned 5% or more of the Young Investor Fund's then outstanding shares:



                                                                Approximate % of               Approximate % of
                                                                  Outstanding                    Outstanding
Name and Address                                              Shares in Class Held             Fund Shares Held
----------------                                              --------------------             ----------------
Class C Shares
Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive E, 2nd Flr.
Jacksonville FL 32246-6484                                          15.93%                           0.01%

Class Z Shares
Charles Schwab & Co., Inc.
Special Custody Account for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4122                                          7.11%                           6.30%


                                        m

12b-1 PLAN AND CDSC

Each Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act for the Funds' Class A, B and C shares. Under the Plan, the Funds pay CFD monthly a service fee at an annual rate of 0.25% of each Fund's net assets attributed to Class A, B and C shares. The Funds also pay CFD monthly a distribution fee at an annual rate of 0.10% of each Fund's average daily net assets attributed to Class A shares and 0.75% of each Fund's average daily net assets attributed to Class B and C shares. At this time, CFD has voluntarily agreed to waive a portion of the Class A share distribution fee so that it does not exceed 0.05% annually. This arrangement may be modified or terminated by CFD at any time. CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of CFD's expenses, CFD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of each Fund's shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase.


Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses relating to Class A, B and C shares.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions, and finally of other shares held by the shareholder for the longest time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee. See a Prospectus relating to Class A, B and C shares for a description of the different programs.

SALES CHARGES (dollars in thousands)
Growth Stock Fund


                                                             Class A Shares                             Class A Shares
                                                        Year ended September 30                     Year ended September 30
                                                                  2004                                       2003
                                                                  ----                                       ----
Aggregate initial sales charges on
  Fund share sales                                                $123                                        $139
Initial sales charges retained by CFD                               19                                          20
Aggregate contingent deferred sales
  charges (CDSC) on Fund redemptions
  retained by CFD                                                    2                                           9



                                                             Class B Shares                             Class B Shares
                                                        Year ended September 30                     Year ended September 30
                                                                  2004                                       2003
                                                                  ----                                       ----
Aggregate CDSC on Fund redemptions
  retained by CFD                                                 916                                        1,166


                                       n

                                                             Class C Shares                             Class C Shares
                                                        Year ended September 30                     Year ended September 30
                                                                  2004                                       2003
                                                                  ----                                       ----
Aggregate CDSC on Fund redemptions
  retained by CFD                                                  3                                           3



                                                             Class A Shares                             Class A Shares
                                                        Year ended September 30                     Year ended September 30
                                                                  2004                                       2003
Young Investor Fund                                               ----                                       ----
Aggregate initial sales charges on
  Fund share sales                                                 $49                                         $35
Initial sales charges retained by CFD                                6                                           5
Aggregate CDSC on Fund redemptions
  retained by CFD                                                   29                                          44



                                                             Class B Shares                             Class B Shares
                                                        Year ended September 30                     Year ended September 30
                                                                  2004                                       2003
                                                                  ----                                       ----
Aggregate CDSC on Fund redemptions
  retained by CFD                                                  21                                          31



                                                             Class C Shares                             Class C Shares
                                                        Year ended September 30                     Year ended September 30
                                                                  2004                                       2003
                                                                  ----                                       ----
Aggregate CDSC on Fund redemptions
  retained by CFD                                                  *                                           *


* Rounds to less than $1,000


SALES-RELATED EXPENSES (dollars in thousands) of CFD relating to the Funds as of September 30, 2004 were:



Growth Stock Fund                                               Class A Shares         Class B Shares          Class C Shares
Fees to FSFs                                                         $239                  $1,359                    $98
  Allocated cost of sales material relating to the Fund
  (including printing, mailing and promotional expenses)               13                      32                      4
  Allocated travel, entertainment and other
  promotional expenses                                                 25                      65                      7



Young Investor Fund                                             Class A Shares         Class B Shares          Class C Shares
Fees to FSFs                                                        $315                    $45                      $4
  Allocated cost of sales material relating to the Fund
  (including printing, mailing and promotional expenses)              22                      1                      <1
  Allocated travel, entertainment and other
  promotional expenses                                                45                      2                       1


CUSTODIAN

State Street Corporation, 2 Avenue de Lafayette, Boston, Massachusetts 02110-2900 is the custodian for the Fund. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110, are the Fund's independent registered public accounting firm, providing audit and tax return services and assistance and consultation in connection with the review of various SEC filings. The audited financial statements incorporated by reference in this SAI have been so incorporated, and the audited financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.


                                       o


                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

SHORT SALES

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

EXCHANGE-TRADED FUNDS ("ETFS"). The Fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

ZERO COUPON SECURITIES (ZEROS)

The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSIT are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

CERTIFICATES OF DEPOSIT are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central

Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

BANK OBLIGATIONS include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.
Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each

Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITS

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

CUSTODY RECEIPTS AND TRUST CERTIFICATES. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

LINE OF CREDIT

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian..

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities;

three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

EQUITY SWAPS

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. Although it may be one of several series in a singe trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.


SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.


FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.


If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (I) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.


NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person,

(x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.



If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.



The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.



Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.


ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (THIS SECTION IS APPLICABLE ONLY TO THE COLUMBIA TAX-MANAGED GROWTH FUND)

FEDERAL GIFT TAXES. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

GENERATION-SKIPPING TRANSFER TAXES

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2005, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (47% for gifts made in 2005) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

INCOME TAXES

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                            Number of
                                                Year First                                Portfolios in
                                                Elected or                                 Fund Complex
        Name, Address            Position      Appointed to    Principal Occupation(s)       Overseen
           and Age              with Funds       Office(1)    During Past Five Years       by Trustee      Other Directorships Held
-----------------------------   ----------     ------------   ------------------------    --------------    ------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 49)       Trustee           1996       Executive Vice President         118
P.O. Box 66100                                                - Strategy of United
Chicago, IL 60666                                             Airlines (airline) since
                                                              December, 2002 (formerly
                                                              President of UAL Loyalty
                                                              Services (airline) from
                                                              September, 2001 to
                                                              December, 2002;
                                                              Executive Vice President
                                                              and Chief Financial
                                                              Officer of United
                                                              Airlines from March,
                                                              1999 to September, 2001;
                                                              Senior Vice
                                                              President-Finance from
                                                              March, 1993 to July,
                                                              1999).

Janet Langford Kelly (Age 47)    Trustee           1996       Adjunct Professor of              118                   None
9534 W. Gull Lake Drive                                       Law, Northwestern
Richland, MI  49083-8530                                      University, since
                                                              September, 2004; Private
                                                              Investor since March,
                                                              2004 (formerly Chief
                                                              Administrative Officer
                                                              and Senior Vice
                                                              President, Kmart Holding
                                                              Corporation (consumer
                                                              goods), from September,
                                                              2003 to March, 2004;
                                                              Executive Vice
                                                              President-Corporate
                                                              Development and
                                                              Administration, General
                                                              Counsel and Secretary,
                                                              Kellogg Company (food
                                                              manufacturer), from
                                                              September, 1999 to
                                                              August, 2003; Senior
                                                              Vice President,
                                                              Secretary and General
                                                              Counsel, Sara Lee
                                                              Corporation (branded,
                                                              packaged,
                                                              consumer-products
                                                              manufacturer) from
                                                              January, 1995 to
                                                              September, 1999).

                                                                                            Number of
                                                Year First                                Portfolios in
                                                Elected or                                 Fund Complex
        Name, Address            Position      Appointed to    Principal Occupation(s)       Overseen
           and Age              with Funds       Office(1)    During Past Five Years       by Trustee      Other Directorships Held
-----------------------------   ----------     ------------   ------------------------    --------------    ------------------------
DISINTERESTED TRUSTEES
Richard W. Lowry (Age 68)        Trustee           1995       Private Investor since            120(3)                None
10701 Charleston Drive                                        August, 1987 (formerly
Vero Beach, FL 32963                                          Chairman and Chief
                                                              Executive Officer, U.S.
                                                              Plywood Corporation
                                                              (building products
                                                              manufacturer)).

Charles R. Nelson (Age 62)       Trustee           1981       Professor of Economics,           118                   None
Department of Economics                                       University of
University of Washington                                      Washington, since
Seattle, WA 98195                                             January, 1976; Ford and
                                                              Louisa Van Voorhis
                                                              Professor of Political
                                                              Economy, University of
                                                              Washington, since
                                                              September, 1993
                                                              (formerly Director,
                                                              Institute for Economic
                                                              Research, University of
                                                              Washington from
                                                              September, 2001 to June,
                                                              2003) Adjunct Professor
                                                              of Statistics,
                                                              University of
                                                              Washington, since
                                                              September, 1980;
                                                              Associate Editor,
                                                              Journal of Money Credit
                                                              and Banking, since
                                                              September, 1993;
                                                              consultant on
                                                              econometric and
                                                              statistical matters.

John J. Neuhauser (Age 61)       Trustee           1985       Academic Vice President           121(3,4)    Saucony, Inc. (athletic
84 College Road                                               and Dean of Faculties                                footwear)
Chestnut Hill, MA 02467-3838                                  since August, 1999,
                                                              Boston College (formerly
                                                              Dean, Boston College
                                                              School of Management
                                                              from September, 1977 to
                                                              September, 1999).

Patrick J. Simpson (Age 60)      Trustee           2000       Partner, Perkins Coie             118                   None
1120 N.W. Couch Street                                        L.L.P. (law firm).
Tenth Floor
Portland, OR 97209-4128

                                                                                            Number of
                                                Year First                                Portfolios in
                                                Elected or                                 Fund Complex
        Name, Address            Position      Appointed to    Principal Occupation(s)       Overseen
           and Age              with Funds      Office(1)     During Past Five Years       by Trustee      Other Directorships Held
-----------------------------   ----------     ------------   ------------------------    --------------    ------------------------
DISINTERESTED TRUSTEES
Thomas E. Stitzel (Age 68)       Trustee           1998       Business Consultant               118                   None
2208 Tawny Woods Place                                        since 1999 (formerly
Boise, ID  83706                                              Professor of Finance
                                                              from 1975 to 1999,
                                                              College of Business,
                                                              Boise State University);
                                                              Chartered Financial
                                                              Analyst.

                                                                                             Number of
                                                  Year First                               Portfolios in
                                                  Elected or                                Fund Complex
        Name, Address              Position      Appointed to    Principal Occupation(s)      Overseen
           and Age                with Funds       Office(1)     During Past Five Years      by Trustee     Other Directorships Held
-------------------------------   ----------     ------------   ------------------------   --------------   ------------------------
DISINTERESTED TRUSTEES

Thomas C. Theobald (Age 67) (5)  Trustee and         1996       Partner and Senior               118         Anixter International
303 W. Madison                   Chairman of                    Advisor, Chicago Growth                         (network support
Suite 2500 Chicago, IL 60606     the Board                      Partners (private equity                     equipment distributor);
                                                                investing) since                                Ventas, Inc. (real
                                                                September, 2004                                 estate investment
                                                                (formerly Managing                              trust); Jones Lang
                                                                Director, William Blair                      LaSalle (real estate
                                                                Capital Partners                            management services) and
                                                                (private equity                               Ambac Financial Group
                                                                investing) from                                (financial guaranty
                                                                September, 1994 to                                  insurance)
                                                                September, 2004).

Anne-Lee Verville (Age 59)         Trustee           1998       Retired since 1997              119(4)      Chairman of the Board of
359 Stickney Hill Road                                          (formerly General                           Directors, Enesco Group,
Hopkinton, NH  03229                                            Manager, Global                             Inc. (designer, importer
                                                                Education Industry, IBM                     and distributor of
                                                                Corporation (computer                          giftware and
                                                                and technology) from                           collectibles)
                                                                1994 to 1997).

Richard L. Woolworth (Age 63)      Trustee           1991       Retired since December           118        Northwest Natural Gas
100 S.W. Market Street                                          2003 (formerly Chairman                     Co. (natural gas service
#1500                                                           and Chief Executive                         provider)
Portland, OR 97207                                              Officer, The Regence
                                                                Group (regional health
                                                                insurer); Chairman and
                                                                Chief Executive Officer,
                                                                BlueCross BlueShield of
                                                                Oregon; Certified Public
                                                                Accountant, Arthur Young
                                                                & Company)

                                                                                            Number of
                                                Year First                                Portfolios in
                                                Elected or                                 Fund Complex
        Name, Address            Position      Appointed to    Principal Occupation(s)       Overseen
           and Age              with Funds       Office(1)     During Past Five Years       by Trustee      Other Directorships Held
-----------------------------   ----------     ------------   ------------------------    --------------    ------------------------
INTERESTED TRUSTEE
William E. Mayer(2) (Age 64)     Trustee           1994       Partner, Park Avenue             120(3)        Lee Enterprises (print
399 Park Avenue                                               Equity Partners (private                       media), WR Hambrecht(+)
Suite 3204                                                    equity) since February,                        Co. (financial service
New York, NY 10022                                            1999 (formerly Partner,                         provider); Reader's
                                                              Development Capital LLC                         Digest (publishing);
                                                              from November 1996 to                           OPENFIELD Solutions
                                                              February, 1999).                                  (retail industry
                                                                                                              technology provider)


(1)In October 2003, the trustees of the Liberty Funds and Stein Roe Funds (both as defined in Part 1 of this SAI) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2)Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3)Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds (as defined in Part 1 of this SAI).

(4)Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5)Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                                  Year First
                                                  Elected or
        Name, Address              Position      Appointed to                   Principal Occupation(s)
           and Age                with Funds        Office                      During Past Five Years
------------------------------   -----------     ------------     ------------------------------------------------------
OFFICERS
Christopher L. Wilson (Age 47)     President         2004         Head of Mutual Funds since August, 2004 and Senior
One Financial Center                                              Vice President of the Advisor since January, 2005;
Boston, MA 02111                                                  President of the Columbia Funds, Liberty Funds and
                                                                  Stein Roe Funds since October, 2004; President and
                                                                  Chief Executive Officer of the Nations Funds since
                                                                  January, 2005; Senior Vice President of BACAP
                                                                  Distributors LLC since January, 2005; Director of FIM
                                                                  Funding, Inc. since January, 2005; Senior Vice
                                                                  President of Columbia Funds Distributor, Inc. since
                                                                  January, 2005; Director of Columbia Funds Services,
                                                                  Inc. since January, 2005 (formerly President and Chief
                                                                  Executive Officer, CDC IXIS Asset Management Services,
                                                                  Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 40)      Treasurer         2000         Treasurer of the Columbia Funds since October, 2003
One Financial Center                                              and of the Liberty Funds, Stein Roe Funds and All-Star
Boston, MA 02111                                                  Funds since December, 2000; Vice President of the
                                                                  Advisor since April, 2003 (formerly President of the
                                                                  Columbia Funds, Liberty Funds and Stein Roe Funds from
                                                                  February, 2004 to October, 2004; Chief Accounting
                                                                  Officer and Controller of the Liberty Funds and
                                                                  All-Star Funds from February, 1998 to October, 2000);
                                                                  Treasurer of the Galaxy Funds since September, 2002
                                                                  (formerly Treasurer from December, 2002 to December,
                                                                  2004 and President from February, 2004 to December,
                                                                  2004 of the Columbia Management Multi-Strategy Hedge
                                                                  Fund, LLC; Vice President of Colonial Management
                                                                  Associates, Inc. from February, 1998 to October,
                                                                  2000).

Mary Joan Hoene (Age 54)         Senior Vice         2004         Senior Vice President and Chief Compliance Officer of
40 West 57th Street                President                      the Columbia Funds, Liberty Funds, Stein Roe Funds and
New York, NY 10005                 and Chief                      All-Star Funds since August, 2004 (formerly Partner,
                                  Compliance                      Carter, Ledyard & Milburn LLP from January, 2001 to
                                    Officer                       August, 2004; Counsel, Carter, Ledyard & Milburn LLP
                                                                  from November, 1999 to December, 2000; Vice President
                                                                  and Counsel, Equitable Life Assurance Society of the
                                                                  United States from April, 1998 to November, 1999,).

Michael G. Clarke (Age 35)           Chief           2004         Chief Accounting Officer of the Columbia Funds,
One Financial Center              Accounting                      Liberty Funds, Stein Roe Funds and All-Star Funds
Boston, MA 02111                    Officer                       since October, 2004 (formerly Controller of the
                                                                  Columbia Funds, Liberty Funds, Stein Roe Funds and
                                                                  All-Star Funds from May, 2004 to October, 2004;
                                                                  Assistant Treasurer from June, 2002 to May, 2004; Vice
                                                                  President, Product Strategy & Development of the
                                                                  Liberty Funds and Stein Roe Funds from February, 2001
                                                                  to June, 2002; Assistant Treasurer of the Liberty
                                                                  Funds, Stein Roe Funds and the All-Star Funds from
                                                                  August, 1999 to February, 2001; Audit Manager,
                                                                  Deloitte & Toche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (Age 35)       Controller         2004         Controller of the Columbia Funds, Liberty Funds, Stein
One Financial Center                                              Roe Funds and All-Star Funds since October, 2004
Boston, MA 02111                                                  (formerly Vice President of CDC IXIS Asset Management
                                                                  Services, Inc. and Deputy Treasurer of the CDC Nvest
                                                                  Funds and Loomis Sayles Funds from February, 2003 to
                                                                  September, 2004; Assistant Vice President of CDC IXIS
                                                                  Asset Management Services, Inc. and Assistant
                                                                  Treasurer of the CDC Nvest Funds from August, 2000 to
                                                                  February, 2003; Tax Manager of PFPC, Inc. from
                                                                  November, 1996 to August, 2000).


R. Scott Henderson (Age 45)        Secretary         2004         Secretary of the Columbia Funds, Liberty Funds and
One Financial Center                                              Stein Roe Funds since December, 2004 (formerly Of
Boston, MA 02111                                                  Counsel, Bingham McCutchen from April, 2001 to
                                                                  September, 2004; Executive Director and General
                                                                  Counsel, Massachusetts Pension Reserves Investment
                                                                  Management Board from September, 1997 to March, 2001).

Trustee Positions

As of December 31, 2003, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds
- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds
- Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S.

issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Mr. Neuhauser and Ms. Verville are also directors of Columbia Management Multi-Strategy Hedge Fund, LLC.

The Trustees serve as trustees of all open-end Funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO CERTAIN FUNDS AND THEIR RESPECTIVE TRUSTS. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION REGARDING YOUR FUND).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

      (f)   maintaining certain books and records of each Fund.

With respect to Columbia Money Market Fund (formerly named Liberty Money Market
Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

TRUST SERVICES AGREEMENT

Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN
PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

PRINCIPAL UNDERWRITER

CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

CODE OF ETHICS

The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090.

These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ANTI-MONEY LAUNDERING COMPLIANCE


The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.


PROXY VOTING POLICIES AND FUND PROXY VOTING RECORD

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

PUBLIC DISCLOSURES. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                                      FREQUENCY OF
   TYPE OF FUND          INFORMATION PROVIDED          DISCLOSURE           DATE OF WEB POSTING
------------------     -----------------------        ------------         ----------------------
Equity Funds           Full portfolio holdings           Monthly           30 calendar days after
                            information.                                        month-end.

Fixed Income Funds     Full portfolio holdings          Quarterly          60 calendar days after
                            information.                                        quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.


For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.


A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.


The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, and financial printers, which currently include R.R. Donnelly & Sons and Bowne & Co., Inc., and the Fund's proxy voting service, currently Alamo Direct Mail Services, Inc.. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.


Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FORMERLY NAMED LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FORMERLY NAMED LIBERTY MUNICIPAL MONEY MARKET FUND) )

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

As of the date of this Supplement, CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments

Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia

TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares;
(ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

During the last three fiscal years, the following payments were made to Service Organizations (net of expense reimbursements) with respect to Class T shares as shown in the table below:

                                             SEPTEMBER 30,     SEPTEMBER 30,     OCTOBER 31,
        FUND(1)(3)                               2004              2003             2002(2)
        ----------                           -------------     -------------    -------------
Columbia Asset Allocation Fund                 $ 576,354         $ 506,628        $ 722,543
Columbia Large Cap Growth Fund                 $ 718,452         $ 621,536        $ 872,400
Columbia Disciplined Value Fund                $ 409,010         $ 328,843        $ 480,502
Columbia Large Cap Core Fund                   $ 575,263         $ 484,124        $ 666,709
Columbia International Equity Fund             $ 133,528         $ 107,527        $ 151,816
Columbia Small Cap Fund                        $ 453,076         $ 318,591        $ 316,465
Columbia Small Company Equity Fund             $ 221,342         $ 156,029        $ 201,135
Columbia Dividend Income Fund                  $ 306,384         $       0        $  24,133

----------
(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2002 were $19,673, $90,360, $70,449, $21,761 and $3,789, respectively for the Asset
      Allocation Fund, Growth Fund, International Fund, Small Company Fund and Dividend Fund.

(3) The Funds changed their fiscal year end from October 31 to September 30 in 2003.

                                                                  SIX MONTHS
                                                                     ENDED
                                                                   APRIL 30,    OCTOBER 31,    OCTOBER 31,
        FUND(1)                                  APRIL 30, 2004     2003(3)        2002          2001(2)
        -------                                  --------------   ----------    -----------    -----------
Columbia Intermediate Government Income Fund        $ 70,533       $ 36,031       $ 7,041        $ 74,395
Columbia Quality Plus Bond Fund                     $ 59,667       $ 29,033       $ 5,978        $ 52,592

----------
(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $8,020 and $6,988, respectively for the Government Income Fund and Quality Plus Bond Fund.

(3) The Funds changed their fiscal year end from October 31 to April 30 in 2003.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1.    the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF COLUMBIA EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF COLUMBIA ACORN FUNDS (FORMERLY NAMED LIBERTY ACORN FUNDS) SHAREHOLDERS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

FEE-BASED COMPENSATION ARRANGEMENTS. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

      -     Galaxy Fund shareholders prior to December 1, 1995; and

      - Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T share sales charges are waived for the following categories of investors:

      -     Galaxy Fund shareholders prior to December 1, 1995;

      - Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

      - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
      (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

CLASS T SHARES. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                       REALLOWANCE TO
                                     REALLOWANCE TO DEALERS           DEALERS AS A % OF
                                    AS A % OF OFFERING PRICE           OFFERING PRICE
    AMOUNT OF TRANSACTION            PER SHARE - BOND FUNDS        PER SHARE - EQUITY FUNDS
    ---------------------           ------------------------       ------------------------
Less than $50,000                            4.25                           5.00
$50,000 but less than $100,000               3.75                           3.75
$100,000 but less than $250,000              2.75                           2.75
$250,000 but less than $500,000              2.00                           2.00
$500,000 but less than $1,000,000            1.75                           1.75
$1,000,000 and over                          0.00                           0.00

The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                    % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE       SHARES ARE SOLD
-----------------------------       ---------------
Through first year                       5.00
Through second year                      4.00
Through third year                       3.00
Through fourth year                      3.00
Through fifth year                       2.00
Through sixth year                       1.00
Longer than six years                    None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                    % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE       SHARES ARE SOLD
-----------------------------       ---------------
Through first year                       5.50
Through second year                      5.00
Through third year                       4.00
Through fourth year                      3.00
Through fifth year                       2.00
Through sixth year                       1.00
Through the seventh year                 None
Longer than seven years                  None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

SALES CHARGES

                                    % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE       SHARES ARE SOLD
-----------------------------       ---------------
Through first year                      5.00
Through second year                     4.00
Through third year                      3.00
Through fourth year                     3.00
Through fifth year                      2.00
Through sixth year                      1.00
Longer than six years                   0.00

      Automatic conversion to Class A shares occurs eight years after purchase.

      The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

      Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

      Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            Prime-1  Highest Quality
            Prime-2  Higher Quality
            Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

ALL PROXIES FOR CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA") HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(1) AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO CMA OR ITS AFFILIATES. CMA SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES. IN ADDITION, CMA SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS.

CMA ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF CMA'S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO CMA, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.    ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

II.   PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee's functions shall include, in part,

            (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III
                  (A) below or which proposals require special consideration under III (B) below,

----------
(1) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

            (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

            (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

            (d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.  VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A.    THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
      PROXIES:

1.    Matters Relating to the Board of Directors/Corporate Governance

      CMA generally will vote FOR:

            - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

                  However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

                  On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

            - Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

            -     Proposals to declassify boards.

            - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

            - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

            - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

            - Proposals that restore shareholder ability to remove directors with or without cause.

            - Proposals that encourage directors to own a minimum amount of stock.

            - Proposals to permit shareholders to elect directors to fill board vacancies.

            -     Proposals for the company to adopt confidential voting.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

      CMA generally will vote AGAINST:

            -     Proposals to classify boards.

            - Proposals that give management the ability to alter the size of the board without shareholder approval.

            - Proposals that provide directors may be removed only by supermajority vote.

            - Proposals which allow more than one vote per share in the election of directors.

            - Proposals that provide only continuing directors may elect replacements to fill board vacancies.

            - Shareholder proposals that mandate a minimum amount of stock that directors must own.

            - Shareholder proposals to limit the tenure of outside directors.

2.    Compensation

      CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

      CMA generally will vote FOR:

            - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

            - Shareholder proposals asking a company to expense stock options.

            - Shareholder proposals to put option repricings to a shareholder vote.

            - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

      CMA generally will vote AGAINST:

            - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

3.    Capitalization

      CMA generally will vote FOR:

            - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

            - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

            - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

            -     Proposals to reduce or change the par value of common stock.

            - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

      CMA generally will vote AGAINST:

            - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.    Mergers, Restructurings and Other Transactions

      CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.    Anti-Takeover Measures

      CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

      Poison Pills

            - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

      Greenmail

            - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

      Supermajority vote

            - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

            - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

6.    Other Business Matters

      CMA generally will vote FOR

            - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

            - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            -     Proposals to approve a change in the company's name.

            - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

            - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

            - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

      CMA generally will vote AGAINST:

            - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

            - Authorization to transact other unidentified, substantive business at a meeting.

            - Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

            -     Proposals to vote unmarked proxies in favor of management.

B.    ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.    PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

      1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

      2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

      3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

      4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

      5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

      6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

      7. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

      8. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.   VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

      - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

      - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

      - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

      - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

      - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

      - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.